UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-02671

DWS Municipal Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	5/31

Date of reporting period:	5/31/2010

ITEM 1.	REPORT TO STOCKHOLDERS
  MAY 31, 2010

Annual Report to Shareholders

DWS Managed Municipal Bond Fund

Contents

4 Performance Summary

7 Information About Your Fund's Expenses

9 Portfolio Management Review

14 Portfolio Summary

16 Investment Portfolio

41 Statement of Assets and Liabilities

43 Statement of Operations

44 Statement of Cash Flows

45 Statement of Changes in Net Assets

46 Financial Highlights

51 Notes to Financial Statements

61 Report of Independent Registered Public Accounting Firm

62 Tax Information

63 Summary of Management Fee Evaluation by Independent Fee Consultant

68 Board Members and Officers

72 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality and non-rated securities present greater risk of loss than investments in higher-quality securities. The fund invests in inverse floaters, which are derivatives that involve leverage and could magnify the fund's gains or losses. Although the fund seeks income that is federally tax-free, a portion of the fund's distributions may be subject to federal, state and local taxes, including the alternative minimum tax. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary May 31, 2010

Average Annual Total Returns as of 5/31/10
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	9.80%	5.38%	4.62%	5.63%
Class B	8.90%	4.55%	3.82%	4.81%
Class C	8.98%	4.59%	3.84%	4.82%
Adjusted for the Maximum Sales Charge
Class A (max 2.75% load)	6.78%	4.40%	4.04%	5.34%
Class B (max 4.00% CDSC)	5.90%	3.93%	3.65%	4.81%
Class C (max 1.00% CDSC)	8.98%	4.59%	3.84%	4.82%
No Sales Charges					Life of Institutional Class*
Class S	10.00%	5.59%	4.84%	5.87%	N/A
Institutional Class	10.09%	5.64%	4.86%	N/A	4.75%
Barclays Capital Municipal Bond Index+	8.52%	5.30%	4.52%	5.90%	4.76%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated October 1, 2009 are 1.11%, 1.92%, 1.88%, 0.90% and 0.90% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A portion of the Fund's distributions may be subject to federal, state and local taxes and the alternative minimum tax.

Returns shown for Class A, B and C shares for the period prior to their inception on June 11, 2001 are derived from the historical performance of Class S shares of DWS Managed Municipal Bond Fund during such period and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Managed Municipal Bond Fund — Class A [] Barclays Capital Municipal Bond Index+

Yearly periods ended May 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Barclays Capital Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 5/31/10	$ 9.08	$ 9.08	$ 9.08	$ 9.09	$ 9.08
5/31/09	$ 8.68	$ 8.68	$ 8.68	$ 8.69	$ 8.68
Distribution Information: Twelve Months as of 5/31/10: Income Dividends	$ .43	$ .35	$ .36	$ .44	$. .45
Capital Gain Distributions	$ .01	$ .01	$ .01	$ .01	$ .01
May Income Dividend	$ .0351	$ .0289	$ .0289	$ .0364	$ .0366
SEC 30-day Yield++ as of 5/31/10	3.59%	2.89%	2.88%	3.87%	3.87%
Tax Equivalent Yield++ as of 5/31/10	5.52%	4.45%	4.43%	5.95%	5.95%
Current Annualized Distribution Rate++ as of 5/31/10	4.55%	3.75%	3.75%	4.71%	4.75%

++ The SEC yield is net investment income per share earned over the month ended May 31, 2010, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund's yield and a marginal federal income tax rate of 35%. Current annualized distribution rate is the latest monthly dividend shown as a percentage of net asset value on May 31, 2010. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed, and will fluctuate.

Lipper Rankings — General Municipal Debt Funds Category as of 5/31/10
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	117	of	241	49
3-Year	15	of	210	8
5-Year	12	of	196	7
Class B 1-Year	151	of	241	63
3-Year	48	of	210	23
5-Year	60	of	196	31
Class C 1-Year	149	of	241	62
3-Year	43	of	210	21
5-Year	57	of	196	29
Class S 1-Year	106	of	241	44
3-Year	11	of	210	6
5-Year	8	of	196	5
10-Year	9	of	156	6
Institutional Class 1-Year	100	of	241	42
3-Year	10	of	210	5
5-Year	7	of	196	4

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2009 to May 31, 2010).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment (Including Interest Expense)* for the six months ended May 31, 2010
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/10	$ 1,045.50	$ 1,040.20	$ 1,041.50	$ 1,045.20	$ 1,045.70
Expenses Paid per $1,000**	$ 4.13	$ 8.19	$ 8.19	$ 3.21	$ 2.91
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/10	$ 1,020.89	$ 1,016.90	$ 1,016.90	$ 1,021.79	$ 1,022.09
Expenses Paid per $1,000**	$ 4.08	$ 8.10	$ 8.10	$ 3.18	$ 2.87
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Managed Municipal Bond Fund	.81%	1.61%	1.61%	.63%	.57%
Expenses and Value of a $1,000 Investment (Excluding Interest Expense)* for the six months ended May 31, 2010
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/10	$ 1,045.50	$ 1,040.20	$ 1,041.50	$ 1,045.20	$ 1,045.70
Expenses Paid per $1,000**	$ 3.77	$ 7.83	$ 7.84	$ 2.86	$ 2.55
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/10	$ 1,021.24	$ 1,017.25	$ 1,017.25	$ 1,022.14	$ 1,022.44
Expenses Paid per $1,000**	$ 3.73	$ 7.75	$ 7.75	$ 2.82	$ 2.52
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Managed Municipal Bond Fund	.74%	1.54%	1.54%	.56%	.50%

* Interest expense represents interest and fees on floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Managed Municipal Bond Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients. DIMA is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Philip G. Condon
Ashton P. Goodfield, CFA

Co-Lead Portfolio Managers

Matthew J. Caggiano, CFA
Michael J. Generazo

Portfolio Managers

Overview of Market and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

DWS Managed Municipal Bond Fund's Class A shares posted a return of 9.80% over the 12 months ended May 31, 2010. The overall municipal bond market, as measured by the unmanaged Barclays Capital Municipal Bond Index, delivered a total return of 8.52% for the same period.1 The broad taxable bond market, as measured by the Barclays Capital Aggregate Bond Index, provided a total return of 8.42% for the same period.2 The fund performed in line with its average peer in the Lipper General Municipal Debt Funds category, which returned 9.82%.3 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for complete performance information.)

For much of the period, the credit markets showed signs of ebullience. Investors focused on economic numbers that were less dire than those in the immediate aftermath of the financial crisis precipitated in September of 2008. The municipal market continued to be dogged by concerns over the finances of states and localities, with California generating many of the negative headlines. Still, municipals as an asset class continued to be viewed as high quality and as providing an attractive alternative to the very low yields available on Treasuries and cash equivalents. In addition, with the federal budget deficit climbing as the government seeks to stimulate the economy, municipals likely have benefited from investors' anticipating income tax increases going forward to fund these efforts.

During the period, new tax-free supply was reduced as municipal issuers took advantage of the American Recovery and Reinvestment Act to issue taxable Build America Bonds with interest rates in effect subsidized by the federal government. The reduced supply of new tax-free bonds helped increase demand for existing long-term issues. Retail investors provided significant support for municipals over the 12 months, and mutual fund flows were consistently positive through the period.

The US Federal Reserve Board (the Fed) maintained its zero interest rate policy over the 12 months, keeping the benchmark federal funds rate within the unprecedented target range of 0% to 0.25%.4 Rates fell along the entire municipal yield curve and the curve flattened as declines were the greatest on longer maturities.5 Since a bond's yield moves in the opposite direction of its price, this meant that performance of long-term municipal bonds was generally better than among shorter issues. Specifically, the two-year bond yield decreased 36 basis points (one basis point equals .01%), from 0.94% to 0.58%, while the 30-year yield fell 55 basis points, from 4.55% to 4.00%, resulting in a total flattening of 19 basis points. (See the graph below for municipal bond yield changes from the beginning to the end of the period.)

Municipal Bond Yield Curve (as of 5/31/09 and 5/31/10)

Source: Municipal Market Data, AAA-rated universe

This chart is for illustrative purposes only and is not intended to represent the yield of any DWS fund. Performance is historical and does not guarantee future results.

As municipalities came under pressure with the national economic downturn, the trend was in the direction of declining credit quality.6 Among the more significant issuers, California and Illinois were subjected to downgrades during the period. Despite this backdrop, municipal credit spreads — the yield advantage provided by lower-quality issues — generally narrowed over the 12 months.7 Lower-rated issues benefited in particular from individual investors seeking incremental yield, with airline-, tobacco- and hospital-related issues all outperforming the broader municipal market. In addition, tax-free industrial development revenue and pollution control revenue bonds, which rely on a private issuer's credit rather than that of a municipality, provided strong returns.

Late in the period, two of the three leading rating services, Moody's and Fitch, recalibrated their ratings of municipal bonds to better reflect the likelihood of default for the asset class relative to corporate issues. As a result, many municipal issues received a ratings upgrade.

Positive Contributors to Fund Performance

With credit spreads at very attractive levels entering the period, we focused on increasing exposure to lower-quality issues, such as A-rated hospital bonds and Puerto Rico issues. As the period progressed and credit spreads narrowed, this helped performance.

Given a steep yield curve, we looked throughout the period to increase exposure to bonds with final maturities over 20 years. This added to relative performance as the yield curve flattened through significant rate declines among longer maturities.

Negative Contributors to Fund Performance

The fund's exposure to California general obligations constrained returns as these issues bucked the trend and experienced credit spread widening for longer maturities. We maintained and added to this position over the period as we believe these issues are attractively valued.

Outlook and Positioning

Municipal yields are close to normal historical levels (approximately 82%) versus US Treasury bonds. At the end of May, the 10-year municipal bond was yielding approximately 85% of the comparable maturity Treasury bond. Given a continued steep yield curve and attractive credit spreads, we believe purchases on bonds rated AA or A with final maturities in the 20-year and longer range could offer opportunities.

As we enter a new fiscal period, we will be closely monitoring whether the subsidized issuance of taxable Build America Bonds will continue for at least another calendar year. In that event, we could continue to see reduced supply of new long-term tax-free bonds, potentially leading to increased price support for existing issues.

State and local governments continue to be challenged to find spending cuts necessary to balance their budgets. With this backdrop and with the greatly decreased role of bond insurance in the municipal market, the expertise we bring to researching municipal sectors and individual issues has never been more important. We will continue to take a prudent approach to investing in the municipal market that emphasizes careful security selection and broad diversification, while seeking to maintain an attractive dividend and minimize capital gains distributions.

1 The Barclays Capital Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.

2 The Barclays Capital Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.

Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

3 The Lipper General Municipal Debt Funds category includes funds that invest primarily in municipal debt issues in the top 4 credit ratings. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the General Municipal Debt Funds category. For the 1- and 5-year periods, this category's average return was 9.82% (241 funds) and 3.18% (196 funds), respectively, as of 5/31/10. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

4 The federal funds rate is the interest rate, set by the US Federal Reserve, at which banks lend money to each other, usually on an overnight basis.

5 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true), the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

6 Credit quality is a measure of a bond issuer's ability to repay interest and principal on time. Rating agencies assign letter designations such as AAA and AA. The lower the rating, the higher the probability of default.

7 Credit spread is the additional yield provided by municipal bonds rated AA and below versus municipals rated AAA with comparable effective maturity.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	5/31/10	5/31/09

Revenue Bonds	68%	62%
General Obligation Bonds	17%	20%
Lease Obligations	9%	10%
ETM/Prerefunded	6%	8%
	100%	100%
Quality	5/31/10	5/31/09

AAA	6%	6%
AA	30%	32%
A	43%	37%
BBB	17%	21%
Not Rated	4%	4%
	100%	100%
Effective Maturity	5/31/10	5/31/09

0-4.99 years	25%	28%
5-9.99 years	55%	43%
10-14.99 years	7%	11%
Greater than 15 years	13%	18%
	100%	100%

Effective maturity is the weighted average of the bonds held by the Fund taking into consideration any maturity shortening features.

Weighted average effective maturity: 8.8 years and 9.9 years, respectively.

Asset allocation, quality and effective maturity are subject to change.

The quality ratings represent the lower of Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Top Five State Allocations (As a % of Investment Portfolio)	5/31/10	5/31/09

California	19%	15%
Illinois	11%	12%
Texas	7%	8%
Massachusetts	7%	7%
Florida	6%	6%

Top five state allocations are subject to change.

For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A complete list of the Fund's portfolio holdings is also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of May 31, 2010

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 93.9%
Alabama 1.0%
Alabama, State Public School & College Authority, Capital Improvement, 5.0%, 12/1/2023	35,000,000	38,131,450
Phoenix County, AL, Industrial Development Revenue, Industrial Development Board, AMT, 6.35%, 5/15/2035	4,000,000	3,841,960
		41,973,410
Arizona 0.5%
Arizona, Health Facilities Authority Revenue, Banner Health System, Series D, 5.375%, 1/1/2032	12,000,000	12,288,360
Arizona, Salt Verde Financial Corp., Gas Revenue:
5.0%, 12/1/2032	1,600,000	1,478,016
5.0%, 12/1/2037	8,405,000	7,592,741
		21,359,117
Arkansas 0.4%
North Little Rock, AR, Electric Revenue, Series A, 6.5%, 7/1/2015 (a)	13,080,000	14,582,500
California 17.3%
Banning, CA, Water & Sewer Revenue, 1989 Water System Improvement Project, ETM, 8.0%, 1/1/2019 (a)	705,000	840,818
Banning, CA, Water & Sewer Revenue, Water System Reference & Improvement Project, ETM, 8.0%, 1/1/2019 (a)	385,000	478,967
California, Bay Area Toll Authority, Toll Bridge Revenue, San Francisco Bay Area:
Series F-1, 5.5%, 4/1/2043	13,000,000	13,983,580
Series F-1, 5.625%, 4/1/2044	11,500,000	12,601,355
California, Educational Facilities Authority Revenue, Loyola Marymount University, Series A, Zero Coupon, 10/1/2014 (a)	1,000,000	878,540
California, Educational Facilities Authority Revenue, University of Southern California, Series A, 5.0%, 10/1/2038	6,925,000	7,303,590
California, Golden State Tobacco Securitization Corp., Tobacco Settlement Revenue, Asset Backed, Series A, 5.0%, 6/1/2045 (a)	5,275,000	5,024,227
California, Health Facilities Financing Authority Revenue, Adventist Health System, Series A, 5.75%, 9/1/2039	5,000,000	5,229,500
California, Health Facilities Financing Authority Revenue, Catholic Healthcare West:
Series A, 6.0%, 7/1/2034	10,000,000	10,829,200
Series A, 6.0%, 7/1/2039	7,500,000	8,093,325
California, Infrastructure & Economic Development Bank Revenue, California Independent Systems Operator Corp., Series A, 6.25%, 2/1/2039	7,800,000	8,281,338
California, M-S-R Energy Authority, Series B, 7.0%, 11/1/2034	15,315,000	17,989,612
California, Special Assessment Revenue, Golden State Tobacco Securitization Corp., Series A-1, 5.0%, 6/1/2033	47,575,000	37,871,127
California, State Department of Water Resources Revenue, Prerefunded, 5.5%, 12/1/2015	25,000	26,882
California, State General Obligation:
5.0%, 9/1/2032	10,000,000	9,840,900
6.25%, 11/1/2034	20,655,000	23,069,363
California, State General Obligation, Various Purposes:
5.0%, 6/1/2023 (a)	25,000,000	26,252,750
5.0%, 3/1/2027	20,000,000	20,308,200
5.0%, 11/1/2027	15,000,000	15,288,150
5.0%, 6/1/2029 (a)	5,000,000	5,034,050
5.0%, 12/1/2031 (a)	1,045,000	1,042,262
5.125%, 11/1/2024	5,000,000	5,151,400
5.25%, 12/1/2021	10,215,000	10,937,711
6.0%, 4/1/2038	22,915,000	25,013,556
6.0%, 11/1/2039	50,000,000	54,821,500
6.5%, 4/1/2033	58,440,000	66,209,598
California, State Kindergarten, Series A6, 0.25%**, 5/1/2034, Citibank NA and California State Teachers Retirement System (b)	1,000,000	1,000,000
California, State Public Works Board, Lease Revenue, Capital Projects, Series I-1, 6.375%, 11/1/2034	10,000,000	10,678,000
California, State Public Works Board, Lease Revenue, Department of Corrections, Series C, 5.5%, 6/1/2021	2,500,000	2,572,850
California, State Public Works Board, Lease Revenue, Department of General Services, Buildings 8 & 9, Series A, 6.125%, 4/1/2029	2,000,000	2,122,360
California, State Public Works Board, Lease Revenue, Department of General Services, Capital East End, Series A, 5.25%, 12/1/2020 (a)	11,540,000	11,757,875
California, State Public Works Board, Lease Revenue, Department of Mental Health:
Series A, 5.5%, 6/1/2021	5,275,000	5,437,628
Series A, 5.5%, 6/1/2022	1,400,000	1,439,452
California, State Revenue Lease, Public Works Board, Department of Corrections:
Series C, 5.0%, 6/1/2025	2,500,000	2,504,775
Series C, 5.5%, 6/1/2020	5,000,000	5,171,900
California, State University Revenue, Series A, 5.25%, 11/1/2038	10,000,000	10,463,600
East Bay, CA, Municipal Utility District, Wastewater Systems Revenue, Series A, 5.0%, 6/1/2037 (a)	13,085,000	13,702,612
Foothill, CA, Eastern Corridor Agency, Toll Road Revenue:
Series A, ETM, Zero Coupon, 1/1/2015	10,000,000	9,176,700
Series A, ETM, Zero Coupon, 1/1/2017	5,000,000	4,203,450
Series A, ETM, Zero Coupon, 1/1/2018 (c)	21,890,000	17,671,359
Los Angeles, CA, Airport Revenue, Regional Airports Improvement Corporation Lease Revenue, Series C, AMT, 7.5%, 12/1/2024	2,500,000	2,501,850
Los Angeles, CA, Department of Airports Revenue, Series A, 5.25%, 5/15/2039	5,000,000	5,232,700
Los Angeles, CA, Department of Airports Revenue, Los Angeles International Airport, Series A, 5.0%, 5/15/2040	25,000,000	25,610,750
Murrieta Valley, CA, School District General Obligation, Unified School District, Series A, Zero Coupon, 9/1/2014 (a)	4,235,000	3,751,532
Oakland, CA, Special Assessment Revenue, Oakland Convention Centers, 5.5%, 10/1/2014 (a)	2,000,000	2,175,680
Orange County, CA, Airport Revenue:
Series A, 5.25%, 7/1/2039	16,000,000	16,359,040
Series B, 5.25%, 7/1/2039	12,000,000	12,269,280
Roseville, CA, School District General Obligation, Junior High, Series B, Zero Coupon, 8/1/2015 (a)	1,000,000	857,710
Sacramento, CA, Municipal Utility District, Electric Revenue:
Series U, 5.0%, 8/15/2026 (a)	10,455,000	11,240,798
Series U, 5.0%, 8/15/2028 (a)	8,175,000	8,665,664
San Diego, CA, Community College District General Obligation, Election of 2002, 5.25%, 8/1/2033	5,000,000	5,329,350
San Diego, CA, School District General Obligation, Series A, Zero Coupon, 7/1/2014 (a)	1,000,000	907,360
San Francisco, CA, City & County Airports Commission, International Airport Revenue:
Series 32-G, 5.0%, 5/1/2026 (a)	8,565,000	8,902,632
Series E, 6.0%, 5/1/2039	35,000,000	38,741,150
San Francisco, CA, City & County Certificates of Participation, Multiple Capital Improvement Projects, Series A, 5.25%, 4/1/2031	7,860,000	8,089,040
San Francisco, CA, City & County Public Utilities Commission, Water Revenue, Series B, 5.0%, 11/1/2039	15,000,000	15,652,500
San Joaquin County, CA, County General Obligation Lease, Facilities Project, 5.5%, 11/15/2013 (a)	3,895,000	4,066,146
San Joaquin Hills, CA, Transportation/Tolls Revenue, Transportation Corridor Agency, Toll Road Revenue:
Series A, Zero Coupon, 1/15/2012 (a)	5,000,000	4,561,450
Series A, Zero Coupon, 1/15/2013 (a)	35,295,000	30,319,817
Series A, Zero Coupon, 1/15/2014 (a)	14,905,000	11,874,515
Ukiah, CA, School District General Obligation Lease, Zero Coupon, 8/1/2015 (a)	2,000,000	1,681,680
Vallejo City, CA, Unified School District General Obligation, Series A, 5.9%, 2/1/2022 (a)	3,905,000	4,065,613
		713,160,319
Colorado 3.6%
Colorado, E-470 Public Highway Authority Revenue:
Series B, Zero Coupon, 9/1/2016 (a)	5,000,000	3,684,100
Series A-1, 5.5%, 9/1/2024 (a)	4,000,000	4,032,280
Colorado, Health Facilities Authority Revenue, Covenant Retirement Communities, Inc., 5.0%, 12/1/2035	15,000,000	12,725,250
Colorado, Health Facilities Authority Revenue, Portercare Adventist Health System, Prerefunded, 6.5%, 11/15/2031	3,000,000	3,282,660
Colorado, Public Energy Authority, Natural Gas Purchase Revenue, 6.5%, 11/15/2038	30,000,000	33,359,400
Colorado, Transportation/Tolls Revenue:
Series B, Zero Coupon, 9/1/2014 (a)	11,295,000	9,432,454
Series B, Zero Coupon, 9/1/2015 (a)	21,500,000	16,912,115
Series B, Zero Coupon, 9/1/2017 (a)	8,000,000	5,510,320
Series B, Zero Coupon, 9/1/2018 (a)	20,560,000	13,050,666
Series B, Zero Coupon, 9/1/2019 (a)	36,500,000	21,498,135
Series B, Zero Coupon, 9/1/2020 (a)	7,000,000	3,873,310
Series A, 5.75%, 9/1/2014 (a)	14,700,000	15,984,927
Denver, CO, School District General Obligation, Series A, 6.5%, 12/1/2010	3,000,000	3,093,450
Douglas County, CO, School District General Obligation, 7.0%, 12/15/2013 (a)	2,500,000	2,987,425
		149,426,492
Connecticut 0.4%
Connecticut, Harbor Point Infrastructure Improvement District, Special Obligation Revenue, Harbor Point Project, Series A, 7.875%, 4/1/2039	13,000,000	13,790,790
Greenwich, CT, Multi-Family Housing Revenue, 6.35%, 9/1/2027	2,640,000	2,695,150
		16,485,940
District of Columbia 0.3%
District of Columbia, Core City General Obligation:
Series B3, 5.5%, 6/1/2012 (a)	690,000	746,635
Series A1, 6.5%, 6/1/2010 (a)	1,175,000	1,175,576
District of Columbia, National Public Radio Revenue, Series A, 5.0%, 4/1/2035	5,000,000	5,196,750
District of Columbia, Water & Sewer Revenue, Public Utility Revenue, 5.5%, 10/1/2023 (a)	5,000,000	6,042,400
		13,161,361
Florida 4.7%
Clearwater, FL, Water & Sewer Revenue, Series A, 5.25%, 12/1/2039	2,000,000	2,113,400
Florida, Village Center Community Development District, Utility Revenue, ETM, 6.0%, 11/1/2018 (a)	1,250,000	1,511,063
Fort Pierce, FL, Utilities Authority Revenue, Series B, Zero Coupon, 10/1/2018 (a)	2,000,000	1,430,280
Gainesville, FL, Utilities System Revenue, Series B, 6.5%, 10/1/2010	1,370,000	1,398,044
Hillsborough County, FL, Industrial Development Authority Revenue, University Community Hospital, 6.5%, 8/15/2019 (a)	1,000,000	1,072,770
Jacksonville, FL, Health Facilities Authority, ETM, 11.5%, 10/1/2012	85,000	105,499
Lee County, FL, Airport Revenue, Series A, AMT, 6.0%, 10/1/2020 (a)	2,820,000	2,866,868
Marco Island, FL, Utility Systems Revenue:
Series A, 5.0%, 10/1/2034	1,000,000	1,012,020
Series A, 5.0%, 10/1/2040	1,000,000	1,013,650
Melbourne, FL, Water & Sewer Revenue, ETM, Zero Coupon, 10/1/2016 (a)	1,350,000	1,139,211
Miami Beach, FL, Stormwater Revenue, Prerefunded, 5.75%, 9/1/2017 (a)	725,000	742,429
Miami-Dade County, FL, Aviation Revenue, Series A, 5.5%, 10/1/2041	30,000,000	30,701,700
Miami-Dade County, FL, Aviation Revenue, Miami International Airport:
Series C, AMT, 5.25%, 10/1/2022 (a)	20,000,000	20,934,200
Series A-1, 5.375%, 10/1/2035	1,000,000	1,026,670
Series A-1, 5.375%, 10/1/2041	19,290,000	19,710,908
Miami-Dade County, FL, Double Barreled Aviation, 5.0%, 7/1/2041	6,700,000	6,843,581
Miami-Dade County, FL, Sales & Special Tax Revenue:
Series A, Zero Coupon, 10/1/2014 (a)	2,195,000	1,795,181
Series A, Zero Coupon, 10/1/2022 (a)	7,000,000	3,376,730
Miami-Dade County, FL, Water & Sewer Systems Revenue, 5.0%, 10/1/2034	17,800,000	18,424,068
North Brevard County, FL, Hospital District Revenue, Parrish Medical Center Project, 5.75%, 10/1/2043	10,000,000	10,403,300
Orange County, FL, Health Facilities Authority Revenue:
Series 2006-A, 6.25%, 10/1/2016 (a)	1,100,000	1,234,871
Series 2006-A, ETM, 6.25%, 10/1/2016 (a)	70,000	84,514
Orange County, FL, Health Facilities Authority Revenue, Orlando Regional Healthcare System:
Series B, 5.25%, 12/1/2029 (a)	6,500,000	6,793,345
Series A, 6.25%, 10/1/2018 (a)	500,000	569,960
Series C, 6.25%, 10/1/2021 (a)	6,000,000	6,849,720
Orange County, FL, Health Facilities Authority, Orlando Regional Facilities, Series A, ETM, 6.25%, 10/1/2016 (a)	2,830,000	3,416,772
Orlando & Orange County, FL, Expressway Authority Revenue:
Series A, 5.0%, 7/1/2040	11,895,000	12,102,092
6.5%, 7/1/2012 (a)	1,000,000	1,100,930
Orlando, FL, Special Assessment Revenue, Conroy Road Interchange Project, Series A, 5.8%, 5/1/2026	500,000	481,870
Palm Beach County, FL, Airport Systems Revenue:
5.75%, 10/1/2013 (a)	3,770,000	4,191,976
5.75%, 10/1/2014 (a)	755,000	853,671
Palm Beach County, FL, Criminal Justice Facilities Revenue, 7.2%, 6/1/2015 (a)	110,000	135,876
Port St. Lucie, FL, Utility System Revenue:
5.0%, 9/1/2035 (a)	2,600,000	2,694,120
5.25%, 9/1/2035 (a)	3,000,000	3,145,110
Sunrise, FL, Water & Sewer Revenue, Utility Systems, 5.5%, 10/1/2018 (a)	12,500,000	14,004,375
Tallahassee, FL, Energy System Revenue, 5.5%, 10/1/2016 (a)	1,005,000	1,158,785
Tampa, FL, Sports Authority Revenue, Sales Tax-Tampa Bay Arena Project, 5.75%, 10/1/2020 (a)	2,075,000	2,282,417
Tampa, FL, Utility Tax Revenue, Zero Coupon, 10/1/2014 (a)	3,165,000	2,796,088
Westchase, FL, Community Development District, Special Assessment Revenue, 5.8%, 5/1/2012 (a)	1,100,000	1,104,026
		192,622,090
Georgia 5.0%
Atlanta, GA, Metropolitan Rapid Transit Authority, Sales Tax Revenue, 5.0%, 7/1/2039	5,000,000	5,289,850
Atlanta, GA, Water & Sewer Revenue, Series A, 5.5%, 11/1/2019 (a)	13,000,000	14,670,760
Atlanta, GA, Water & Wastewater Revenue, Series B, 5.375%, 11/1/2039 (a)	40,000,000	42,097,600
Burke County, GA, Development Authority Pollution Control Revenue, Oglethorpe Power Corp. Vogtle Project:
Series A, 5.3%, 1/1/2033 (a)	10,000,000	10,469,900
Series B, 5.5%, 1/1/2033	4,000,000	4,176,200
Cobb County, GA, Hospital & Healthcare Revenue, Series A, ETM, 5.625%, 4/1/2011 (a)	625,000	649,269
Gainesville & Hall County, GA, Hospital Authority Revenue, Anticipation Certificates, Northeast Georgia Healthcare, Series A, 5.5%, 2/15/2045	20,000,000	19,603,600
Georgia, Main Street Natural Gas, Inc., Gas Project Revenue:
Series A, 5.0%, 3/15/2019	17,440,000	18,169,515
Series B, 5.0%, 3/15/2019	5,000,000	5,022,250
Series A, 5.0%, 3/15/2020	2,700,000	2,805,840
Series B, 5.0%, 3/15/2020	5,000,000	4,987,350
Series A, 5.0%, 3/15/2022	17,340,000	17,517,561
Series A, 5.5%, 9/15/2023	5,000,000	5,051,750
Series A, 5.5%, 9/15/2024	4,635,000	4,648,256
Series A, 5.5%, 9/15/2027	5,000,000	4,922,850
Series A, 5.5%, 9/15/2028	5,000,000	4,909,100
Georgia, Medical Center Hospital Authority Revenue, Anticipation Certificates, Columbus Regional Healthcare Systems, 6.5%, 8/1/2038 (a)	18,700,000	20,813,848
Georgia, Municipal Electric Authority Power Revenue:
Series 2005-Y, 6.4%, 1/1/2013 (a)	3,270,000	3,514,302
Series 2005-Y, Prerefunded, 6.4%, 1/1/2013 (a)	35,000	36,262
Series Y, ETM, 6.4%, 1/1/2013 (a)	195,000	210,688
Series V, 6.5%, 1/1/2012 (a)	2,155,000	2,271,305
Series X, 6.5%, 1/1/2012 (a)	1,515,000	1,596,764
Series W, 6.6%, 1/1/2018 (a)	11,135,000	13,058,460
Georgia, Water & Sewer Revenue, Municipal Electric Authority Power Revenue, Series W, ETM, 6.6%, 1/1/2018 (a)	195,000	235,059
Macon-Bibb County, GA, Hospital & Healthcare Revenue, Series C, 5.25%, 8/1/2011 (a)	1,290,000	1,311,595
		208,039,934
Hawaii 0.6%
Hawaii, State Airports Systems Revenue, Series A, 5.0%, 7/1/2039	16,800,000	16,925,160
Hawaii, State Department of Budget & Finance, Special Purpose Revenue, Hawaii Pacific Health, Series A, 0.24%**, 7/1/2035, Union Bank NA (b)	1,200,000	1,200,000
Hawaii, State Department of Budget & Finance, Special Purpose Revenue, Hawaiian Electric Co., 6.5%, 7/1/2039	6,000,000	6,559,020
		24,684,180
Idaho 0.3%
Idaho, Health Facilities Authority Revenue, St. Luke's Regional Medical Center, 6.75%, 11/1/2037	10,060,000	11,148,492
Illinois 11.7%
Chicago, IL, Core City General Obligation:
Zero Coupon, 1/1/2017 (a)	20,000,000	15,635,400
Series A, 5.375%, 1/1/2013 (a)	12,505,000	13,300,943
ETM, 6.25%, 1/1/2011 (a)	1,060,000	1,097,089
Chicago, IL, General Obligation:
Series A, 5.0%, 1/1/2025 (a)	13,985,000	14,796,130
Series B, 5.125%, 1/1/2015 (a)	1,960,000	2,166,231
Chicago, IL, O'Hare International Airport Revenue, Series A-2, AMT, 5.75%, 1/1/2019 (a)	12,975,000	13,771,665
Chicago, IL, Sales & Special Tax Revenue, 5.375%, 1/1/2014 (a)	4,100,000	4,423,449
Chicago, IL, School District General Obligation Lease, Board of Education:
Series A, 6.0%, 1/1/2016 (a)	11,025,000	12,820,421
Series A, 6.0%, 1/1/2020 (a)	46,340,000	53,716,865
Series A, 6.25%, 1/1/2015 (a)	28,725,000	31,764,105
Chicago, IL, School District General Obligation Lease, Public Housing Revenue, Series A, 5.25%, 12/1/2011 (a)	9,705,000	10,310,689
Chicago, IL, School District Revenue Lease, Board of Education, 6.25%, 12/1/2011 (a)	1,600,000	1,728,048
Chicago, IL, Water & Sewer Revenue:
Zero Coupon, 11/1/2012 (a)	6,350,000	6,120,003
Zero Coupon, 11/1/2018 (a)	5,165,000	3,798,806
Chicago, IL, Water Revenue, 5.0%, 11/1/2023 (a)	10,000,000	10,830,200
Cook County, IL, County General Obligation, 6.5%, 11/15/2014 (a)	18,560,000	22,191,078
Illinois, Finance Authority Revenue, Park Place of Elmhurst, Series D-3, 6.25%, 8/15/2015	5,000,000	5,009,850
Illinois, Finance Authority Revenue, Advocate Health Care Network:
Series B, 5.375%, 4/1/2044	5,500,000	5,665,385
Series A, 5.5%, 4/1/2044	5,500,000	5,714,115
Series D, 6.5%, 11/1/2038	4,085,000	4,558,411
Illinois, Finance Authority Revenue, Elmhurst Memorial Healthcare, Series A, 5.625%, 1/1/2037	16,000,000	15,025,120
Illinois, Finance Authority Revenue, Memorial Health Systems:
5.5%, 4/1/2034	12,100,000	12,157,838
5.5%, 4/1/2039	4,800,000	4,826,304
Illinois, Finance Authority Revenue, Northwest Community Hospital, Series A, 5.5%, 7/1/2038	22,990,000	23,963,626
Illinois, Finance Authority Revenue, Roosevelt University Project, 6.5%, 4/1/2044	10,000,000	10,483,700
Illinois, Higher Education Revenue, Zero Coupon, 4/1/2015 (a)	3,300,000	2,893,440
Illinois, Hospital & Healthcare Revenue, Health Facilities Authority:
5.2%, 9/1/2012	1,000,000	1,006,790
6.25%, 8/15/2013 (a)	2,400,000	2,578,632
Series A, 6.25%, 1/1/2015 (a)	11,565,000	12,629,443
Illinois, Metropolitan Pier and Exposition Authority, Series A, Zero Coupon, 6/15/2011 (a)	895,000	880,054
Illinois, Municipal Electric Agency Power Supply:
Series A, 5.25%, 2/1/2023 (a)	3,500,000	3,742,865
Series A, 5.25%, 2/1/2024 (a)	2,500,000	2,654,250
Illinois, Pollution Control Revenue, Development Finance Authority, 5.85%, 1/15/2014 (a)	5,000,000	5,504,450
Illinois, Project Revenue, Zero Coupon, 1/1/2014 (a)	17,975,000	16,604,766
Illinois, Project Revenue, Metropolitan Pier and Exposition Authority, Zero Coupon, 6/15/2016 (a)	10,000,000	8,077,500
Illinois, Regional Transportation Authority:
Series B, 5.75%, 6/1/2033 (a)	7,000,000	7,837,410
Series A, 6.7%, 11/1/2021 (a)	25,800,000	31,504,638
Illinois, Sales & Special Tax Revenue:
6.25%, 12/15/2011 (a)	1,590,000	1,654,633
6.25%, 12/15/2020 (a)	6,975,000	7,932,458
Series P, 6.5%, 6/15/2013	1,150,000	1,228,073
Illinois, Sales & Special Tax Revenue, Metropolitan Pier and Exposition Authority, Zero Coupon, 6/15/2013 (a)	7,565,000	7,051,715
Illinois, Special Assessment Revenue, Metropolitan Pier and Exposition Authority, Series A, Zero Coupon, 12/15/2018 (a)	6,660,000	4,604,524
Joliet, IL, Higher Education Revenue, College Assistance Corp., North Campus Extension Center Project, 6.7%, 9/1/2012 (a)	1,255,000	1,330,727
Kane Cook & Du Page Counties, IL, School District General Obligation:
Series B, Zero Coupon, 1/1/2011 (a)	1,040,000	1,033,885
Series B, Zero Coupon, 1/1/2012 (a)	1,300,000	1,270,854
Series B, Zero Coupon, 1/1/2013 (a)	1,095,000	1,045,046
Lake Cook Kane & McHenry Counties, IL, School District General Obligation, 6.3%, 12/1/2017 (a)	1,885,000	2,348,616
Lake County, IL, Higher Education Revenue, District No. 117:
Series B, Zero Coupon, 12/1/2013 (a)	5,880,000	5,310,640
Series B, Zero Coupon, 12/1/2014 (a)	5,985,000	5,174,930
Skokie, IL, Other General Obligation, Park District, Series B, ETM, Zero Coupon, 12/1/2011 (a)	3,000,000	2,940,180
University Park, IL, Sales & Special Tax Revenue, Governors Gateway Industrial Park, 8.5%, 12/1/2011	625,000	627,350
Will County, IL, County General Obligation:
Series B, Zero Coupon, 12/1/2011 (a)	4,145,000	4,080,670
Series B, Zero Coupon, 12/1/2012 (a)	2,480,000	2,392,084
Series B, Zero Coupon, 12/1/2013 (a)	12,030,000	11,299,298
Series B, Zero Coupon, 12/1/2014 (a)	10,255,000	9,295,029
Will County, IL, School District General Obligation, Community Unit School District No. 365-U, Series B, ETM, Zero Coupon, 11/1/2015 (a)	8,000,000	7,019,360
Winnebago County, IL, School District General Obligation, District No. 122 Harlem-Loves, 6.55%, 6/1/2010 (a)	1,825,000	1,825,876
		481,255,657
Indiana 1.6%
Indiana, Electric Revenue, Municipal Power Agency:
Series B, 5.5%, 1/1/2016 (a)	10,160,000	11,369,548
Series B, 6.0%, 1/1/2012 (a)	1,750,000	1,884,908
Indiana, Finance Authority Hospital Revenue, Deaconess Hospital Obligation, Series A, 6.75%, 3/1/2039	5,230,000	5,713,200
Indiana, Health Facilities Financing Authority, ETM, 6.0%, 7/1/2010 (a)	1,035,000	1,040,361
Indiana, Hospital & Healthcare Revenue, Health Facilities Finance Authority, Greenwood Village South Project, 5.625%, 5/15/2028	2,100,000	1,773,198
Indiana, Hospital & Healthcare Revenue, Health Facilities Financing Authority:
Series D, 5.75%, 11/15/2012	4,580,000	4,641,097
ETM, 6.0%, 7/1/2010 (a)	325,000	326,203
ETM, 6.0%, 7/1/2011 (a)	1,445,000	1,526,321
ETM, 6.0%, 7/1/2012 (a)	1,535,000	1,689,283
ETM, 6.0%, 7/1/2013 (a)	1,620,000	1,836,965
ETM, 6.0%, 7/1/2014 (a)	1,720,000	2,004,151
ETM, 6.0%, 7/1/2015 (a)	1,825,000	2,167,674
6.0%, 7/1/2016 (a)	465,000	513,234
ETM, 6.0%, 7/1/2016 (a)	1,470,000	1,799,486
6.0%, 7/1/2017 (a)	490,000	535,114
ETM, 6.0%, 7/1/2017 (a)	1,560,000	1,924,744
6.0%, 7/1/2018 (a)	520,000	565,037
ETM, 6.0%, 7/1/2018 (a)	1,655,000	2,054,997
Indiana, Transportation/Tolls Revenue, Series A, 7.25%, 6/1/2015	2,755,000	3,159,737
Indiana, Transportation/Tolls Revenue, Transportation Authority:
Series A, 5.75%, 6/1/2012 (a)	4,550,000	5,009,868
Series A, 7.25%, 6/1/2015	295,000	304,770
Indiana, Transportation/Tolls Revenue, Transportation Finance Authority, Series A, ETM, 5.75%, 6/1/2012 (a)	450,000	471,488
Merrillville, IN, School District Revenue Lease, Multiple School Building Corp., First Mortgage, Zero Coupon, 1/15/2011 (a)	4,000,000	3,974,880
St. Joseph County, IN, Educational Facilities Revenue, Notre Dame du Lac Project, 5.0%, 3/1/2036	10,000,000	10,643,600
		66,929,864
Kansas 0.1%
Kansas, Pollution Control Revenue, Development Financing Authority, Series II, 5.5%, 11/1/2017	1,000,000	1,210,880
Wichita, KS, Hospital Revenue, Facilities Improvement, Series III-A, 5.0%, 11/15/2034	3,590,000	3,600,662
		4,811,542
Kentucky 1.7%
Kentucky, Economic Development Finance Authority, Health Systems Revenue, Norton Healthcare:
Series C, 5.6%, 10/1/2012 (a)	9,110,000	9,819,396
Series C, 5.7%, 10/1/2013 (a)	5,495,000	6,020,927
Series C, ETM, 5.7%, 10/1/2013 (a)	2,750,000	3,115,860
Series C, 5.8%, 10/1/2014 (a)	3,420,000	3,750,269
Series C, Prerefunded, 5.8%, 10/1/2014 (a)	1,710,000	1,963,490
Series C, 5.85%, 10/1/2015 (a)	3,490,000	3,793,002
Series C, Prerefunded, 5.85%, 10/1/2015 (a)	1,745,000	2,006,523
Series C, 5.9%, 10/1/2016 (a)	4,330,000	4,649,338
Series C, Prerefunded, 5.9%, 10/1/2016 (a)	2,170,000	2,498,733
Kentucky, Economic Development Finance Authority, Hospital Facilities Revenue, Owensboro Medical Health Systems, Series A, 6.5%, 3/1/2045	11,000,000	11,392,590
Kentucky, Economic Development Finance Authority, Louisville Arena Project Revenue, Series A-1, 6.0%, 12/1/2038 (a)	4,500,000	4,921,200
Louisville & Jefferson County, KY, Metropolitan Government Health Systems Revenue, Norton Healthcare, Inc., 5.0%, 10/1/2030	15,000,000	14,791,800
		68,723,128
Louisiana 0.5%
East Baton Rouge, LA, Sewer Commission Revenue, Series A, 5.25%, 2/1/2039	10,000,000	10,577,300
Louisiana, St. John Baptist Parish Revenue, Marathon Oil Corp., Series A, 5.125%, 6/1/2037	12,000,000	11,497,560
		22,074,860
Maine 0.2%
Maine, Health & Higher Educational Facilities Authority Revenue, Series A, 5.0%, 7/1/2040	9,650,000	9,818,006
Maryland 0.6%
Baltimore, MD, Sales & Special Tax Revenue, Series A, 5.9%, 7/1/2012 (a)	3,100,000	3,389,695
Maryland, State Economic Development Corp. Revenue, Senior Lien Project, Chesapeake Bay:
Series A, 5.0%, 12/1/2016	1,000,000	813,850
Series A, 5.0%, 12/1/2031	20,000,000	14,654,000
Maryland, State Health & Higher Educational Facilities Authority Revenue, Anne Arundel Health Systems, Series A, 6.75%, 7/1/2039	3,400,000	3,862,162
		22,719,707
Massachusetts 5.9%
Massachusetts, Bay Transportation Authority Revenue, Series B, 6.2%, 3/1/2016	10,000,000	11,493,100
Massachusetts, Higher Education Revenue, College Building Authority Project, Series A, 7.5%, 5/1/2014	5,500,000	6,327,530
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Massachusetts General Hospital, Series F, 6.25%, 7/1/2012 (a)	485,000	503,357
Massachusetts, Industrial Development Revenue, Development Finance Agency, Series A, 7.1%, 7/1/2032	4,630,000	4,238,904
Massachusetts, Port Authority Revenue, ETM, 13.0%, 7/1/2013	630,000	752,056
Massachusetts, Project Revenue, Prerefunded, 9.2%, 12/15/2031	17,000,000	20,680,500
Massachusetts, Project Revenue, Health & Educational Facilities Authority, Series B, Prerefunded, 9.15%, 12/15/2023	3,000,000	3,645,930
Massachusetts, Sales & Special Tax Revenue, Federal Highway Grant, Series A, Zero Coupon, 12/15/2014	27,680,000	25,262,429
Massachusetts, State Department of Transportation, Metropolitan Highway Systems Revenue, Series B, 5.0%, 1/1/2032	28,800,000	29,661,696
Massachusetts, State Development Finance Agency Revenue, Linden Ponds, Inc. Facility, Series A, 5.5%, 11/15/2027	1,680,000	1,271,609
Massachusetts, State Development Finance Agency, Resource Recovery Revenue, SEMASS Partnership:
Series A, 5.625%, 1/1/2015 (a)	4,000,000	4,137,920
Series A, 5.625%, 1/1/2016 (a)	2,750,000	2,831,483
Massachusetts, State Health & Educational Facilities Authority Revenue, Boston Medical Center Project, 5.25%, 7/1/2038	18,000,000	15,976,440
Massachusetts, State Health & Educational Facilities Authority Revenue, Hillcrest Extended Care, Series A, 0.28%**, 10/1/2026, Bank of America NA (b)	2,040,000	2,040,000
Massachusetts, State Health & Educational Facilities Authority Revenue, Massachusetts Institute of Technology, Series K, 5.5%, 7/1/2022	9,000,000	11,293,470
Massachusetts, State Health & Educational Facilities Authority Revenue, Suffolk University, Series A, 5.75%, 7/1/2039	14,285,000	14,675,838
Massachusetts, State Port Authority Revenue, Series B, AMT, 5.5%, 7/1/2012 (a)	3,025,000	3,035,466
Massachusetts, State Port Authority Special Facilities Revenue, Delta Air Lines, Inc. Project:
Series A, AMT, 5.5%, 1/1/2014 (a)	3,000,000	2,918,100
Series A, AMT, 5.5%, 1/1/2015 (a)	3,000,000	2,892,690
Series A, AMT, 5.5%, 1/1/2016 (a)	3,000,000	2,879,160
Massachusetts, State Water Resource Authority:
Series J, 5.5%, 8/1/2021 (a)	5,685,000	7,015,347
Series C, 6.0%, 12/1/2011	2,680,000	2,820,271
Massachusetts, Transportation/Tolls Revenue, Turnpike Authority, Series C, Zero Coupon, 1/1/2018 (a)	10,000,000	7,028,000
Massachusetts, Water & Sewer Revenue, Water Authority, Series J, 5.5%, 8/1/2020 (a)	34,315,000	42,132,986
Massachusetts, Water & Sewer Revenue, Water Resource Authority, Series A, ETM, 6.5%, 7/15/2019	13,710,000	16,772,677
		242,286,959
Michigan 2.1%
Detroit, MI, School District General Obligation, Series C, 5.25%, 5/1/2014 (a)	1,000,000	1,099,590
Detroit, MI, Sewer Disposal Revenue:
Series D, 0.795%***, 7/1/2032 (a)	6,375,000	4,590,000
Series B, 7.5%, 7/1/2033 (a)	10,000,000	12,084,700
Detroit, MI, State General Obligation:
Series A-1, 5.375%, 4/1/2016 (a)	2,760,000	2,633,978
Series A-1, 5.375%, 4/1/2018 (a)	3,000,000	2,760,300
Detroit, MI, Water & Sewer Revenue, Series A, Zero Coupon, 7/1/2015 (a)	8,710,000	7,234,439
Michigan, Municipal Bond Authority Revenue, State Aid Revenue Notes, Series B, 5.0%, 3/21/2011	4,560,000	4,564,834
Michigan, State Building Authority Revenue, Facilities Program:
Series H, 5.125%, 10/15/2033	9,755,000	9,801,336
Series I, 6.0%, 10/15/2038	9,000,000	9,834,840
Michigan, State Grant Anticipation Bonds, 5.25%, 9/15/2023 (a)	7,500,000	8,130,225
Michigan, State Hospital Finance Authority Revenue, MidMichigan Health Obligation Group, Series A, 6.125%, 6/1/2039	4,000,000	4,272,320
Michigan, State Hospital Finance Authority Revenue, Trinity Health, Series A, 6.5%, 12/1/2033	10,000,000	11,190,800
Royal Oak, MI, Hospital Finance Authority Revenue, William Beaumont Hospital, 8.25%, 9/1/2039	7,200,000	8,620,848
Tawas City, MI, Hospital Finance Authority, St. Joseph Health Services, Series A, ETM, 5.6%, 2/15/2013	820,000	852,103
		87,670,313
Minnesota 0.5%
Minneapolis, MN, Health Care Systems Revenue, Fairview Health Services, Series A, 6.75%, 11/15/2032	6,440,000	7,228,771
University of Minnesota, Higher Education Revenue:
Series A, ETM, 5.75%, 7/1/2017	3,240,000	3,869,208
Series A, ETM, 5.75%, 7/1/2018	6,760,000	8,121,532
		19,219,511
Mississippi 0.3%
Warren County, MS, Gulf Opportunity, International Paper Co.:
Series A, 5.5%, 9/1/2031	5,000,000	4,853,250
Series A, 6.5%, 9/1/2032	7,420,000	7,771,040
		12,624,290
Missouri 0.4%
Cape Girardeau County, MO, Industrial Development Authority, Health Care Facilities Revenue, St. Francis Medical Center, Series A, 5.75%, 6/1/2039	2,150,000	2,226,368
Missouri, State Health & Educational Facilities Authority Revenue, Lutheran Senior Services, Series C, 5.0%, 2/1/2042	8,240,000	7,108,236
St. Louis, MO, Industrial Development Authority Revenue, Convention Center Hotel, Zero Coupon, 7/15/2016 (a)	6,895,000	4,614,272
St. Louis, MO, Special Assessment Revenue, Scullin Redevelopment Area, Series A, 10.0%, 8/1/2010	1,055,000	1,063,630
St. Louis, MO, State General Obligation Lease, Industrial Development Authority, Convention Center Hotel, Zero Coupon, 7/15/2015 (a)	4,200,000	3,046,092
		18,058,598
Montana 0.1%
Montana, State Board of Regents Higher Education Revenue, University of Montana, Series F, 6.0%, 5/15/2019 (a)	4,545,000	4,654,444
Nebraska 0.1%
Omaha, NE, Public Power District Electric Revenue:
Series A, 5.5%, 2/1/2033	1,000,000	1,090,300
Series A, 5.5%, 2/1/2035	1,000,000	1,084,820
Series A, 5.5%, 2/1/2039	1,000,000	1,081,410
		3,256,530
Nevada 0.0%
Nevada, Director State Department of Business & Industry, Las Vegas Monorail Project:
Zero Coupon, 1/1/2013 (a)	5,000,000	1,328,500
Second Tier, 7.375%, 1/1/2040*	15,000,000	37,500
		1,366,000
New Jersey 2.5%
New Jersey, Economic Development Authority Revenue, Cigarette Tax:
5.5%, 6/15/2031	3,000,000	2,905,470
5.75%, 6/15/2034	2,455,000	2,432,807
New Jersey, Economic Development Authority Revenue, Motor Vehicle Surplus Revenue:
Series A, 5.0%, 7/1/2022 (a)	7,140,000	7,479,507
Series A, 5.0%, 7/1/2023 (a)	8,845,000	9,229,757
New Jersey, Garden State Preservation Trust, Open Space & Farm Land, Series 2005-A, 5.8%, 11/1/2023 (a)	5,000,000	5,879,000
New Jersey, Highway Authority Revenue, Garden State Parkway, ETM, 6.5%, 1/1/2011	530,000	546,276
New Jersey, Industrial Development Revenue, Economic Development Authority, Harrogate, Inc., Series A, 5.875%, 12/1/2026	1,000,000	939,880
New Jersey, State Transportation Trust Fund Authority:
Series A, 5.75%, 6/15/2020 (a)	11,000,000	12,719,630
Series A, 6.0%, 12/15/2038	17,000,000	19,048,500
New Jersey, State Transportation Trust Fund Authority, Capital Appreciation, Transportation Systems:
Series A, Zero Coupon, 12/15/2026	54,000,000	22,614,120
Series A, Zero Coupon, 12/15/2028	30,000,000	11,086,200
New Jersey, State Turnpike Authority Revenue:
Series E, 5.25%, 1/1/2040	5,250,000	5,546,940
Series C-2005, 6.5%, 1/1/2016 (a)	1,210,000	1,444,341
Series C-2005, ETM, 6.5%, 1/1/2016 (a)	425,000	520,774
		102,393,202
New York 2.2%
New York, Higher Education Revenue, Dormitory Authority, Series B, 5.25%, 5/15/2019 (a)	11,860,000	13,021,687
New York, Higher Education Revenue, Dormitory Authority, City University, Series B, 6.0%, 7/1/2014 (a)	5,950,000	6,378,817
New York, School District General Obligation, Dormitory Authority, City University, Series A, 5.5%, 5/15/2019	1,500,000	1,727,850
New York, Senior Care Revenue, Dormitory Authority, City University, Series A, 5.25%, 5/15/2021	2,000,000	2,243,340
New York, State Agency General Obligation Lease, Dormitory Authority, City University, Series C, 7.5%, 7/1/2010 (a)	1,140,000	1,147,239
New York, State Agency General Obligation Lease, Urban Development Corp., 5.7%, 4/1/2020	3,600,000	4,268,592
New York, State Dormitory Authority, State Personal Income Tax Revenue, Series A, 5.0%, 3/15/2038	8,750,000	9,299,587
New York, State General Obligation Lease, Urban Development Corp., State Facilities, 5.6%, 4/1/2015	4,655,000	5,128,041
New York, State General Obligation, Tobacco Settlement Financing Corp., Series A-1, 5.25%, 6/1/2022 (a)	12,600,000	13,480,488
New York, Transportation/Tolls Revenue, Transportation Authority, Series E, 5.5%, 11/15/2021 (a)	6,000,000	6,459,120
New York, Water & Sewer Revenue, Environmental Facilities Corp., State Water Pollution Control, Series E, 6.875%, 6/15/2014	4,560,000	4,584,031
New York City, NY, Industrial Development Agency Revenue, Liberty-7, World Trade Center, Series A, 6.25%, 3/1/2015	10,000,000	10,091,900
New York City, NY, Industrial Development Agency, Special Facility Revenue, American Airlines, JFK International Airport, AMT, 7.75%, 8/1/2031	9,000,000	9,205,830
New York City, NY, Municipal Water Finance Authority, Water & Sewer Revenue, Series FF-2, 5.0%, 6/15/2040	2,270,000	2,403,726
New York, NY, General Obligation, Series A, 6.5%, 5/15/2012	695,000	705,203
Troy, NY, Capital Resource Corp. Revenue, Rensselaer Polytechnic Institute, Series A, 5.125%, 9/1/2040	2,000,000	2,045,520
		92,190,971
North Carolina 1.6%
Charlotte, NC, Airport Revenue, Series A, 5.5%, 7/1/2034	1,500,000	1,607,940
Charlotte, NC, Core City General Obligation, 5.5%, 8/1/2018	4,165,000	4,674,004
North Carolina, Electric Revenue, 5.25%, 1/1/2020 (a)	4,000,000	4,300,080
North Carolina, Electric Revenue, Eastern Municipal Power Agency:
6.0%, 1/1/2018 (a)	8,775,000	10,162,766
Series B, 6.0%, 1/1/2022 (a)	18,775,000	22,020,259
North Carolina, Medical Care Commission, Health Care Facilities Revenue, University Health System, Series D, 6.25%, 12/1/2033	17,000,000	18,918,620
North Carolina, Municipal Power Agency, No. 1 Catawba Electric Revenue, Series A, 5.0%, 1/1/2030	5,410,000	5,604,652
		67,288,321
Ohio 1.5%
Akron, OH, Project Revenue, Economic Development, 6.0%, 12/1/2012 (a)	1,000,000	1,065,980
Avon, OH, School District General Obligation, 6.5%, 12/1/2015 (a)	940,000	1,131,826
Beavercreek, OH, School District General Obligation, Local School District, 6.6%, 12/1/2015 (a)	1,500,000	1,753,620
Big Walnut, OH, School District General Obligation, Local School District, Zero Coupon, 12/1/2012 (a)	420,000	401,079
Buckeye, OH, Tobacco Settlement Financing Authority, Asset-Backed Turbo:
Series A-2, 5.75%, 6/1/2034	13,275,000	10,154,977
Series A-2, 6.0%, 6/1/2042	7,000,000	5,259,100
Cleveland, OH, Electric Revenue, Public Power Systems Revenue, Series 1, 6.0%, 11/15/2011 (a)	1,050,000	1,131,869
Cleveland, OH, Sales & Special Tax Revenue, Urban Renewal Tax Increment, Rock & Roll Hall of Fame and Museum Project, 6.75%, 3/15/2018	1,000,000	1,000,810
Cuyahoga County, OH, County General Obligation, 5.65%, 5/15/2018	500,000	583,370
Fayette County, OH, School District General Obligation, Rattlesnake Improvement Area Project, 5.9%, 12/1/2013	35,000	36,320
Finneytown, OH, Other General Obligation, Local School District, 6.2%, 12/1/2017 (a)	320,000	386,781
Franklin County, OH, Healthcare Facilities Revenue, Presbyterian Services, 5.5%, 7/1/2017	1,000,000	995,890
Franklin County, OH, School District General Obligation, 6.5%, 12/1/2013	500,000	553,625
Hilliard, OH, School District General Obligation, Series A, Zero Coupon, 12/1/2012 (a)	1,655,000	1,604,307
Huber Heights, OH, Water & Sewer Revenue, Zero Coupon, 12/1/2012 (a)	1,005,000	962,880
Liberty Benton, OH, School District General Obligation, Zero Coupon, 12/1/2014 (a)	570,000	502,398
Liberty, OH, School District General Obligation, Zero Coupon, 12/1/2012 (a)	255,000	241,717
Lorain County, OH, Lakeland Community Hospital, Inc., ETM, 6.5%, 11/15/2012	340,000	353,729
Napoleon, OH, Hospital & Healthcare Revenue, Lutheran Orphans Home, 6.875%, 8/1/2023	210,000	210,479
North Olmstead, OH, Other General Obligation, 6.2%, 12/1/2011 (a)	1,040,000	1,082,286
Ohio, Higher Education Revenue, Case Western Reserve University:
6.0%, 10/1/2014	1,000,000	1,166,650
Series B, 6.5%, 10/1/2020	2,250,000	2,715,660
Ohio, School District General Obligation, 6.0%, 12/1/2019 (a)	475,000	564,965
Ohio, State Higher Educational Facility Commission Revenue, Summa Health Systems Project:
Series 2010, 5.25%, 11/15/2035 (a)	7,500,000	7,604,400
Series 2010, 5.5%, 11/15/2030 (a)	4,000,000	4,136,320
Ohio, State Hospital Facility Revenue, Cleveland Clinic Health System, Series B, 5.5%, 1/1/2039	13,600,000	14,321,888
Springboro, OH, School District General Obligation, Community City School District, 6.0%, 12/1/2011 (a)	220,000	229,783
Toledo, OH, Other General Obligation, Macy's Project, Series A, AMT, 6.35%, 12/1/2025 (a)	1,000,000	1,001,110
Wayne, OH, School District General Obligation:
6.45%, 12/1/2011 (a)	75,000	79,062
6.6%, 12/1/2016 (a)	200,000	237,328
Wooster, OH, School District General Obligation, Zero Coupon, 12/1/2013 (a)	930,000	873,819
		62,344,028
Oklahoma 0.9%
Oklahoma, Hospital & Healthcare Revenue, Valley View Hospital Authority, 6.0%, 8/15/2014	1,295,000	1,297,240
Oklahoma, State Municipal Power Authority, Supply System Revenue, Series A, 6.0%, 1/1/2038	8,625,000	9,518,809
Oklahoma, Water & Sewer Revenue, McGee Creek Authority, 6.0%, 1/1/2023 (a)	23,125,000	25,283,488
		36,099,537
Pennsylvania 4.7%
Allegheny County, PA, Airport Revenue, Pittsburgh International Airport:
Series A, AMT, 5.75%, 1/1/2013 (a)	9,400,000	9,996,148
Series A-1, AMT, 5.75%, 1/1/2014 (a)	10,500,000	11,264,820
Allegheny County, PA, Hospital Development Authority Revenue, University of Pittsburgh Medical, 5.625%, 8/15/2039	11,800,000	12,145,032
Berks County, PA, Hospital & Healthcare Revenue, Municipal Authority, Reading Hospital & Medical Center Project, 5.7%, 10/1/2014 (a)	855,000	931,514
Delaware Valley, PA, Regional Finance Authority, Local Government Revenue, 5.75%, 7/1/2017	25,000,000	28,087,250
Erie County, PA, Industrial Development Revenue, Pollution Control, Series A, 5.3%, 4/1/2012	1,000,000	1,060,660
Exter Township, PA, School District General Obligation, Zero Coupon, 5/15/2017 (a)	3,700,000	2,903,797
Indiana County, PA, Pollution Control Revenue, Industrial Development Authority, 5.35%, 11/1/2010 (a)	1,000,000	1,018,220
Latrobe, PA, Higher Education Revenue, Industrial Development Authority, 5.375%, 5/1/2013	630,000	665,444
New Castle, PA, Hospital & Healthcare Revenue, Area Hospital Authority, Jameson Memorial Hospital, 6.0%, 7/1/2010 (a)	845,000	847,679
Pennsylvania, Core City General Obligation, Regional Finance Authority Local Government, 5.75%, 7/1/2032	28,000,000	32,521,160
Pennsylvania, Hospital & Healthcare Revenue, Economic Development Financing Authority, UPMC Health System, Series A, Prerefunded, 6.0%, 1/15/2031	7,340,000	7,675,071
Pennsylvania, Sales & Special Tax Revenue, Convention Center Authority, Series A, ETM, 6.0%, 9/1/2019 (a)	2,200,000	2,666,114
Pennsylvania, State Turnpike Commission Revenue, Series B, 5.75%, 6/1/2039	32,000,000	35,234,240
Pennsylvania, State Turnpike Commission Revenue, Capital Appreciation, Series E, Step-up Coupon, 0% to 12/1/2017, 6.375% to 12/1/2038	40,000,000	27,282,800
Pennsylvania, Water & Sewer Revenue, 5.25%, 11/1/2014 (a)	1,750,000	1,943,007
Philadelphia, PA, Water & Sewer Revenue, 6.25%, 8/1/2010 (a)	1,000,000	1,008,900
Philadelphia, PA, Water & Wastewater Revenue:
Series A, 5.25%, 1/1/2032	3,000,000	3,141,330
Series A, 5.25%, 1/1/2036	2,500,000	2,592,575
Pittsburgh, PA, Core City General Obligation, Series A, 5.5%, 9/1/2014 (a)	1,280,000	1,377,446
Pittsburgh, PA, Water & Sewer System, ETM, 7.25%, 9/1/2014 (a)	85,000	96,137
Westmoreland County, PA, Hospital & Healthcare Revenue, Industrial Development Authority, 5.375%, 7/1/2011 (a)	2,695,000	2,756,742
Westmoreland County, PA, Project Revenue, Zero Coupon, 8/15/2017 (a)	6,230,000	4,742,401
		191,958,487
Puerto Rico 5.5%
Puerto Rico, Electric Power Authority Revenue:
Series JJ, 5.375%, 7/1/2017 (a)	8,500,000	9,459,650
Series KK, 5.5%, 7/1/2016 (a)	10,000,000	11,334,500
Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue:
Series A, Step-up Coupon, 0% to 8/1/2016, 6.75% to 8/1/2032	55,000,000	44,787,600
Series A, 5.375%, 8/1/2039	13,650,000	14,175,798
Series A, 6.5%, 8/1/2044	35,000,000	39,648,700
Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue, Convertible Capital Appreciation, Series A, Step-up Coupon, 0% to 8/1/2019, 6.25% to 8/1/2033	18,020,000	11,281,421
Puerto Rico Commonwealth, General Obligation:
Series A, 5.5%, 7/1/2017 (a)	6,000,000	6,539,520
Series A, 5.5%, 7/1/2019 (a)	1,400,000	1,519,224
Series A, 5.5%, 7/1/2020 (a)	13,250,000	14,381,815
Series A, 5.5%, 7/1/2021 (a)	6,000,000	6,508,260
6.0%, 7/1/2013 (a)	5,000,000	5,523,850
6.0%, 7/1/2014 (a)	10,000,000	11,196,200
6.0%, 7/1/2016 (a)	2,000,000	2,257,480
6.25%, 7/1/2013 (a)	1,850,000	2,057,514
Puerto Rico Commonwealth, Highway & Transportation Authority Revenue:
Series L, 5.25%, 7/1/2038 (a)	24,000,000	24,678,720
5.5%, 7/1/2028 (a)	19,545,000	21,285,287
		226,635,539
Rhode Island 1.4%
Rhode Island, Health & Educational Building Corp., Higher Education Facility Revenue, Brown University, Series A, 5.0%, 9/1/2039 (c)	13,000,000	13,784,940
Rhode Island, Health & Educational Building Corp., Higher Education Facility Revenue, University of Rhode Island, Series A, 6.25%, 9/15/2034	10,000,000	10,931,800
Rhode Island, Project Revenue, Convention Center Authority, Series B, 5.25%, 5/15/2015 (a)	22,000,000	23,965,920
Rhode Island, Tobacco Settlement Financing Corp., Series A, 6.125%, 6/1/2032	7,750,000	7,517,965
		56,200,625
South Carolina 1.2%
Greenwood County, SC, Hospital Revenue, Self Regional Healthcare, 5.375%, 10/1/2039	7,500,000	7,590,075
South Carolina, Jobs Economic Development Authority, Hospital Facilities Revenue, Palmetto Health Alliance:
5.75%, 8/1/2039	1,910,000	1,913,877
Series C, Prerefunded, 7.0%, 8/1/2030	7,740,000	9,102,736
Series A, Prerefunded, 7.375%, 12/15/2021	4,500,000	4,760,550
South Carolina, Piedmont Municipal Power Agency, Electric Revenue:
5.5%, 1/1/2012 (a)	2,810,000	2,980,145
Series A, ETM, 6.5%, 1/1/2016 (a)	430,000	526,901
6.75%, 1/1/2019 (a)	2,065,000	2,502,821
ETM, 6.75%, 1/1/2019 (a)	1,460,000	1,857,295
South Carolina, State Public Service Authority Revenue, Santee Cooper:
Series E, 5.0%, 1/1/2040	10,000,000	10,589,400
Series A, 5.375%, 1/1/2028	2,500,000	2,777,525
South Carolina, Tobacco Settlement Revenue Management Authority, Series B, 6.0%, 5/15/2022	2,990,000	3,119,975
		47,721,300
South Dakota 0.1%
South Dakota, State Health & Educational Facilities Authority Revenue, Sanford Health, 5.5%, 11/1/2040	3,000,000	3,120,660
Tennessee 1.5%
Jackson, TN, Hospital Revenue, Jackson-Madison Project:
5.5%, 4/1/2033	3,000,000	3,028,290
5.625%, 4/1/2038	4,550,000	4,611,471
5.75%, 4/1/2041	8,675,000	8,838,524
Knox County, TN, Hospital & Healthcare Revenue, Sanders Alliance:
5.75%, 1/1/2011 (a)	15,405,000	15,748,377
5.75%, 1/1/2014 (a)	2,000,000	2,181,620
6.25%, 1/1/2013 (a)	4,000,000	4,349,040
Shelby County, TN, County General Obligation, Zero Coupon, 8/1/2014	4,965,000	4,599,675
Sullivan County, TN, Health, Educational & Housing Facilities Board, Hospital Revenue, Wellmont Health Systems Project, Series C, 5.25%, 9/1/2036	10,000,000	9,325,800
Tennessee, Energy Acquisition Corp., Gas Revenue:
Series A, 5.25%, 9/1/2019	7,000,000	6,972,560
Series A, 5.25%, 9/1/2021	2,000,000	1,976,920
		61,632,277
Texas 7.1%
Abilene, TX, Senior Care Revenue, Sears Methodist Retirement, Health Facilities Development, Series A, 5.875%, 11/15/2018	3,250,000	2,899,358
Austin, TX, Austin-Bergstrom Landhost Enterprises, Inc., Airport Hotel Project, Series A, 4.388%, 4/1/2027 (d)	21,335,000	13,169,882
Austin, TX, Water & Sewer Revenue, Utility Systems, Zero Coupon, 11/15/2012 (a)	13,520,000	13,010,566
Cypress and Fairbanks, TX, School District General Obligation, Cypress-Fairbanks Texas Independent School District:
Series A, Zero Coupon, 2/15/2013	4,840,000	4,674,666
Series A, Zero Coupon, 2/15/2014	6,000,000	5,632,320
Dallas, TX, Single Family Housing Revenue, Zero Coupon, 10/1/2016 (a)	615,000	323,170
Dallas, TX, Waterworks & Sewer Systems Revenue, 5.0%, 10/1/2037	4,600,000	4,858,106
Harris County, TX, County General Obligation, Zero Coupon, 10/1/2017 (a)	3,910,000	3,146,064
Harris County, TX, Health Facilities Development Corp., Hospital Revenue, Memorial Hermann Healthcare System, Series B, 7.25%, 12/1/2035	5,000,000	5,668,100
Houston, TX, Airport Systems Revenue:
Series B, 5.0%, 7/1/2027 (a)	21,030,000	21,907,792
Series A, 5.5%, 7/1/2039	10,000,000	10,748,700
Houston, TX, Utility Systems Revenue, Series A, 5.25%, 5/15/2022 (a)	30,000,000	32,097,900
Houston, TX, Water & Sewer Revenue:
Series C, Zero Coupon, 12/1/2010 (a)	5,000,000	4,979,150
Series C, Zero Coupon, 12/1/2012 (a)	4,350,000	4,192,661
North Texas, Tollway Authority Revenue:
Series C, 5.25%, 1/1/2044	20,000,000	20,067,600
First Tier, Series A, 5.625%, 1/1/2033	6,500,000	6,850,155
Second Tier, Series F, 5.75%, 1/1/2033	12,210,000	12,924,163
Second Tier, Series F, 5.75%, 1/1/2038	16,500,000	17,283,585
Texas, Dallas/Fort Worth International Airport Revenue, Series A, AMT, 5.5%, 11/1/2019 (a)	20,000,000	21,174,000
Texas, Electric Revenue:
Zero Coupon, 9/1/2017 (a)	5,880,000	4,543,946
ETM, Zero Coupon, 9/1/2017 (a)	120,000	97,070
Texas, Electric Revenue, Municipal Power Agency, Zero Coupon, 9/1/2016 (a)	18,300,000	14,993,373
Texas, Lower Colorado River Authority, Transmission Contract Revenue, LCRA Transmission Services, 5.0%, 5/15/2040	20,000,000	20,536,800
Texas, Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue:
Series B, 0.872%***, 12/15/2026	19,800,000	14,973,750
Series D, 6.25%, 12/15/2026	20,000,000	21,390,000
Texas, Municipal Power Agency, ETM, Zero Coupon, 9/1/2016 (a)	375,000	318,626
Texas, Other General Obligation, 7.0%, 9/15/2012	3,245,938	3,301,638
Texas, SA Energy Acquisition Public Facility Corp., Gas Supply Revenue:
5.5%, 8/1/2021	5,575,000	5,754,571
5.5%, 8/1/2025	2,750,000	2,786,548
		294,304,260
Utah 0.1%
Provo, UT, Electric Revenue, Series A, ETM, 10.375%, 9/15/2015 (a)	1,010,000	1,261,470
Salt Lake City, UT, Core City General Obligation, 5.75%, 6/15/2014	25,000	25,110
Salt Lake City, UT, Hospital & Healthcare Revenue, IHC Hospitals, Inc., 6.15%, 2/15/2012	900,000	952,560
Utah, Electric Revenue, Intermountain Power Agency, Series A, ETM, 5.0%, 7/1/2012 (a)	540,000	541,960
		2,781,100
Virgin Islands 0.0%
Virgin Islands, Sales & Special Tax Revenue, Public Finance Authority, Series A, Prerefunded, 6.5%, 10/1/2024	1,500,000	1,545,405
Virginia 0.6%
Roanoke, VA, Hospital & Healthcare Revenue, Industrial Development Authority, Roanoke Memorial Hospital, Series B, ETM, 6.125%, 7/1/2017 (a)	5,500,000	6,568,705
Virginia Beach, VA, Hospital & Healthcare Revenue, Development Authority Hospital Facility First Mortgage, 5.125%, 2/15/2018 (a)	3,000,000	3,257,190
Washington County, VA, Industrial Development Authority, Hospital Facility Revenue, Mountain States Health Alliance, Series C, 7.75%, 7/1/2038	7,760,000	8,890,710
Winchester, VA, Hospital & Healthcare Revenue, Industrial Development Authority, 5.5%, 1/1/2015 (a)	5,700,000	6,206,217
		24,922,822
Washington 1.1%
Chelan County, WA, Electric Revenue, Public Utilities, Columbia River Rock, Zero Coupon, 6/1/2014 (a)	12,685,000	11,538,656
Clark County, WA, School District General Obligation, Zero Coupon, 12/1/2017 (a)	6,725,000	5,333,732
King and Snohomish Counties, WA, School District General Obligation, No. 417 Northshore, 5.6%, 12/1/2010 (a)	850,000	870,536
Port Seattle, WA, Airport Revenue, Series B, AMT, 6.0%, 2/1/2014 (a)	4,000,000	4,449,200
Washington, Electric Revenue, Public Power Supply Systems, Series A, Zero Coupon, 7/1/2010 (a)	5,860,000	5,855,371
Washington, Hospital & Healthcare Revenue, HealthCare Facilities Authority, ETM, 5.8%, 11/1/2010 (a)	2,100,000	2,147,691
Washington, State General Obligation, Series 5, Zero Coupon, 1/1/2017 (a)	4,535,000	3,736,477
Washington, State Health Care Facilities Authority Revenue, Series C, 5.375%, 8/15/2028 (a)	5,240,000	5,164,754
Washington, State Health Care Facilities Authority Revenue, Virginia Mason Medical Center, Series A, 6.125%, 8/15/2037	7,035,000	7,163,318
		46,259,735
West Virginia 0.1%
West Virginia, Hospital & Healthcare Revenue, Hospital Finance Authority, Charleston Medical Center, Prerefunded, 6.75%, 9/1/2030	590,000	605,606
West Virginia, Hospital Finance Authority, Charleston Medical Center, Prerefunded, 6.75%, 9/1/2030	2,410,000	2,473,744
		3,079,350
Wisconsin 1.9%
Milwaukee County, WI, Series A, ETM, Zero Coupon, 12/1/2011 (a)	220,000	217,582
Wisconsin, Hospital & Healthcare Revenue, Health & Education Facilities Authority:
Series B, ETM, 6.25%, 1/1/2022 (a)	3,995,000	4,827,878
Series C, ETM, 6.25%, 1/1/2022 (a)	6,975,000	8,525,961
Series AA, ETM, 6.45%, 6/1/2010 (a)	2,650,000	2,651,325
Series AA, ETM, 6.5%, 6/1/2011 (a)	2,820,000	2,990,300
Series AA, ETM, 6.5%, 6/1/2012 (a)	3,000,000	3,339,480
Wisconsin, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Aurora Health Care, Inc.:
Series A, 5.6%, 2/15/2029	17,800,000	17,777,928
6.875%, 4/15/2030	14,000,000	14,550,480
Wisconsin, State Health & Educational Facilities Authority Revenue, Prohealth Care, Inc. Obligation Group, 6.625%, 2/15/2039	7,335,000	7,989,502
Wisconsin, State Health & Educational Facilities Authority Revenue, SSM Health Care Corp., Series A, 5.25%, 6/1/2034	2,000,000	2,077,300
Wisconsin, State Health & Educational Facilities Authority Revenue, Thedacare, Inc., Series A, 5.5%, 12/15/2038	13,235,000	13,620,800
		78,568,536
Total Municipal Bonds and Notes (Cost $3,581,827,038)		3,871,159,399

Municipal Inverse Floating Rate Notes (e) 13.5%
California 3.0%
California, San Francisco Bay Area Toll Authority, Toll Bridge Revenue, Series F, 5.0%, 4/1/2031 (f)	10,700,000	11,097,305
Trust: California, Bay Area Toll Authority, Toll Bridge Revenue, Series 1962-4, 144A, 13.848%, 4/1/2031, Leverage Factor at purchase date: 3 to 1
California, State Department of Water Resources Revenue, Central Valley Project, Series AE, 5.0%, 12/1/2023 (f)	5,236,056	5,825,817
California, State Department of Water Resources Revenue, Central Valley Project, Series AE, 5.0%, 12/1/2024 (f)	3,742,268	4,163,777
California, State Department of Water Resources Revenue, Central Valley Project, Series AE, 5.0%, 12/1/2025 (f)	3,118,557	3,469,814
Trust: California, State Department of Water Resources Revenue, Series 2705, 144A, 12.537%, 12/1/2023, Leverage Factor at purchase date: 3 to 1
California, University of California Revenues, Series O, 5.25%, 5/15/2039 (f)	15,620,000	16,804,152
Trust: California, University of California Revenues, Series 3368-2, 144A, 18.48%, 5/15/2039, Leverage Factor at purchase date: 4 to 1
Los Angeles, CA, Waste Water System Revenue, Series A, 5.375%, 6/1/2039 (f)	30,000,000	32,225,400
Trust: Los Angeles, CA, Series 3371-2, 144A, 18.98%, 6/1/2039, Leverage Factor at purchase date: 4 to 1
Los Angeles, CA, Community College District, Election of 2008, Series A, 6.0%, 8/1/2033 (f)	30,000,000	33,879,600
Trust: Los Angeles, CA, Community College District, Series R-11728, 144A, 26.8%, 8/1/2033, Leverage Factor at purchase date: 5 to 1
San Francisco, CA, Bay Area Rapid Transportation District, Election of 2004, Series B, 5.0%, 8/1/2032 (f)	14,997,001	15,967,151
Trust: San Francisco, CA, Bay Area Rapid Transportation District, Series 3161, 144A, 13.497%, 8/1/2032, Leverage Factor at purchase date: 3 to 1
		123,433,016
District of Columbia 0.6%
District of Columbia, Income Tax Revenue, Series A, 5.5%, 12/1/2030 (f)	22,000,000	24,858,130
Trust: District of Columbia, Series 3369, 144A, 19.48%, 12/1/2030, Leverage Factor at purchase date: 4 to 1
Florida 1.6%
Florida, State Turnpike Authority Revenue, Department of Transportation, Series A, 5.0%, 7/1/2021 (f)	30,130,000	33,381,362
Trust: Florida, State Turnpike Authority Revenue, Series 2514, 144A, 40.907%, 7/1/2021, Leverage Factor at purchase date: 10 to 1
Miami-Dade County, FL, Transit Sales Surtax Revenue, 5.0%, 7/1/2023 (a) (f)	3,740,000	3,929,514
Miami-Dade County, FL, Transit Sales Surtax Revenue, 5.0%, 7/1/2024 (a) (f)	3,915,000	4,113,382
Miami-Dade County, FL, Transit Sales Surtax Revenue, 5.0%, 7/1/2025 (a) (f)	4,122,500	4,331,396
Miami-Dade County, FL, Transit Sales Surtax Revenue, 5.0%, 7/1/2026 (a) (f)	4,317,500	4,536,277
Miami-Dade County, FL, Transit Sales Surtax Revenue, 5.0%, 7/1/2032 (a) (f)	16,470,000	17,304,572
Trust: Miami-Dade County, FL, Series 2008-1160, 144A, 9.321%, 7/1/2023, Leverage Factor at purchase date: 2 to 1
		67,596,503
Massachusetts 1.4%
Massachusetts, State General Obligation, Series A, 5.0%, 8/1/2027 (f)	7,825,000	8,458,087
Massachusetts, State General Obligation, Series A, 5.0%, 8/1/2033 (f)	3,000,000	3,242,717
Massachusetts, State General Obligation, Series A, 5.0%, 8/1/2038 (f)	2,750,000	2,972,490
Trust: Massachusetts, State General Obligation, Series 2008-1203, 144A, 14.675%, 8/1/2027, Leverage Factor at purchase date: 3 to 1
Massachusetts, State General Obligation, Series C, 5.0%, 8/1/2026 (a) (f)	20,000,000	21,716,200
Trust: Massachusetts, State General Obligation, Series 2022-1, 144A, 41.45%, 8/1/2026, Leverage Factor at purchase date: 10 to 1
Massachusetts, State General Obligation, Series C, 5.0%, 8/1/2027 (a) (f)	20,000,000	21,716,200
Trust: Massachusetts, State General Obligation, Series 2022-2, 144A, 41.45%, 8/1/2027, Leverage Factor at purchase date: 10 to 1
		58,105,694
Nevada 1.7%
Clark County, NV, General Obligation, 5.0%, 6/1/2028 (f)	6,252,645	6,539,394
Clark County, NV, General Obligation, 5.0%, 6/1/2029 (f)	6,565,277	6,866,364
Clark County, NV, General Obligation, 5.0%, 6/1/2030 (f)	6,372,122	6,664,350
Trust: Clark County, NV, General Obligation, Series 3158, 144A, 13.493%, 6/1/2028, Leverage Factor at purchase date: 3 to 1
Clark County, NV, School District, Series C, 5.0%, 6/15/2021 (f)	16,118,519	17,493,782
Clark County, NV, School District, Series C, 5.0%, 6/15/2022 (f)	16,841,398	18,278,339
Clark County, NV, School District, Series C, 5.0%, 6/15/2023 (f)	10,876,807	11,804,836
Trust: Clark County, NV, School Improvements, Series 2008-1153, 144A, 9.151%, 6/15/2021, Leverage Factor at purchase date: 2 to 1
		67,647,065
New York 1.2%
New York, State Dormitory Authority Revenues, Columbia University, 5.0%, 7/1/2038 (f)	27,925,000	29,749,761
Trust: New York, State Dormitory Authority Revenues, Secondary Issues, Series R-11722-1, 144A, 17.591%, 7/1/2038, Leverage Factor at purchase date: 4 to 1
New York, NY, General Obligation, Series C-1, 5.0%, 10/1/2024 (a) (f)	19,425,000	21,112,307
Trust: New York, NY, Series 2008-1131, 144A, 9.152%, 10/1/2024, Leverage Factor at purchase date: 2 to 1
		50,862,068
North Carolina 0.5%
North Carolina, Capital Facilities Finance Agency Revenue, Duke University Project, Series B, 5.0%, 10/1/2038 (f)	20,000,000	21,178,100
Trust: North Carolina, Capital Facilities Finance Agency Revenue, Duke University Project, Series 3333, 144A, 17.45%, 10/1/2038, Leverage Factor at purchase date: 4 to 1
Ohio 0.9%
Columbus, OH, General Obligation, Series A, 5.0%, 9/1/2021 (f)	8,725,000	9,805,643
Columbus, OH, General Obligation, Series A, 5.0%, 9/1/2022 (f)	8,725,000	9,805,643
Trust: Columbus, OH, General Obligation, Series 2365, 144A, 17.53%, 9/1/2021, Leverage Factor at purchase date: 4 to 1
Ohio, State Higher Educational Facilities Community Revenue, Cleveland Clinic Health, Series A, 5.125%, 1/1/2028 (f)	6,032,233	6,343,893
Ohio, State Higher Educational Facilities Community Revenue, Cleveland Clinic Health, Series A, 5.25%, 1/1/2033 (f)	10,287,087	10,818,576
Trust: Ohio, State Higher Educational Revenue, Series 3139, 144A, 14.459%, 1/1/2028, Leverage Factor at purchase date: 3 to 1
		36,773,755
Tennessee 1.7%
Nashville & Davidson County, TN, Metropolitan Government, 5.0%, 1/1/2027 (f)	21,793,305	23,766,423
Trust: Nashville & Davidson County, TN, Metropolitan Government, Series 2631-3, 144A, 17.535%, 1/1/2027, Leverage Factor at purchase date: 4 to 1
Nashville & Davidson County, TN, Metropolitan Government, 5.0%, 1/1/2026 (f)	20,800,000	22,798,360
Trust: Nashville & Davidson County, TN, Metropolitan Government, Series 2631-2, 144A, 17.54%, 1/1/2026, Leverage Factor at purchase date: 4 to 1
Nashville & Davidson County, TN, Metropolitan Government, 5.0%, 1/1/2028 (f)	21,610,075	23,445,751
Trust: Nashville & Davidson County, TN, Metropolitan Government, Series 2631-4, 144A, 17.548%, 1/1/2028, Leverage Factor at purchase date: 4 to 1
		70,010,534
Texas 0.9%
San Antonio, TX, Electric & Gas Revenue, 5.0%, 2/1/2022 (f)	3,000,000	3,257,016
San Antonio, TX, Electric & Gas Revenue, 5.0%, 2/1/2027 (f)	7,425,000	8,061,115
San Antonio, TX, Electric & Gas Revenue, 5.0%, 2/1/2028 (f)	6,540,000	7,100,296
San Antonio, TX, Electric & Gas Revenue, 5.0%, 2/1/2029 (f)	7,000,000	7,599,705
Trust: San Antonio, TX, Series 2008-1150, 144A, 9.152%, 2/1/2022, Leverage Factor at purchase date: 2 to 1
Texas, Water Development Board Revenue, Series B, 5.25%, 7/15/2026 (f)	10,000,000	11,098,850
Trust: Texas, Water Development Board, Series 2008-1173, 144A, 19.05%, 7/15/2026, Leverage Factor at purchase date: 4 to 1
		37,116,982
Total Municipal Inverse Floating Rate Notes (Cost $526,284,364)		557,581,847
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $4,108,111,402)+	107.4	4,428,741,246
Other Assets and Liabilities, Net	(7.4)	(303,456,008)
Net Assets	100.0	4,125,285,238

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest. The following table represents bonds that are in default:

Securities	Coupon	Maturity Date	Principal Amount ($)	Acquisition Cost ($)	Value ($)
Nevada, Director State Department of Business & Industry, Las Vegas Monorail Project, Second Tier	7.375%	1/1/2040	15,000,000	14,314,437	37,500

** Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of May 31, 2010.

*** These securities are shown at their current rate as of May 31, 2010. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

+ The cost for federal income tax purposes was $4,099,838,643. At May 31, 2010, net unrealized appreciation for all securities based on tax cost was $328,902,603. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $367,097,764 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $38,195,161.

(a) Bond is insured by one of these companies:

Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group, Inc.	5.8
Assured Guaranty Corp.	0.8
Assured Guaranty Municipal Corp.	9.4
Financial Guaranty Insurance Co	5.0
National Public Finance Guarantee Corp.	18.4
Radian Asset Assurance, Inc.	0.1
XL Capital Assurance	0.2

Many insurers who have traditionally guaranteed payment of municipal issues have been downgraded by the major rating agencies.

(b) Security incorporates a letter of credit from the bank listed.

(c) At May 31, 2010, this security has been pledged, in whole or in part, as collateral for open interest rate swaps.

(d) Partial interest paying security. The rate shown represents 65% of the original coupon rate.

(e) Securities represent the underlying municipal obligations of inverse floating rate obligations held by the Fund.

(f) Security forms part of the below tender option bond trust. Principal Amount and Value shown take into account the leverage factor.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

At May 31, 2010, open interest rate swaps were as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Premiums Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
5/11/2011 1/13/2014	240,000,000[1]	Fixed — 2.351%	Floating — LIBOR	(211,541)	—	(211,541)
5/12/2011 1/13/2014	240,000,000[1]	Fixed — 2.345%	Floating — LIBOR	(166,771)	—	(166,771)
5/25/2011 5/25/2023	36,000,000[1]	Fixed — 3.724%	Floating — LIBOR	726,766	—	726,766
3/17/2010 3/17/2025	10,300,000[1]	Fixed — 3.462%	Floating — LIBOR	280,484	—	280,484
5/18/2011 6/2/2027	49,000,000[1]	Fixed — 4.238%	Floating — LIBOR	(914,667)	—	(914,667)
5/19/2011 2/7/2028	47,500,000[1]	Fixed — 4.167%	Floating — LIBOR	(402,641)	—	(402,641)
5/23/2011 5/22/2028	29,000,000[1]	Fixed — 3.869%	Floating — LIBOR	844,764	—	844,764
6/29/2010 6/29/2029	5,150,000[2]	Fixed — 4.397%	Floating — LIBOR	(342,113)	—	(342,113)
3/8/2011 3/8/2030	9,750,000[3]	Fixed — 4.612%	Floating — LIBOR	(681,687)	—	(681,687)
10/29/2010 10/30/2031	13,000,000[1]	Fixed — 4.35%	Floating — LIBOR	(597,303)	—	(597,303)
10/30/2010 10/31/2031	16,000,000[3]	Fixed — 4.354%	Floating — LIBOR	(744,384)	—	(744,384)
Total net unrealized depreciation on open interest rate swaps						(2,209,093)
Counterparties: [1] JPMorgan Chase Securities, Inc. [2] Citigroup, Inc. [3] The Goldman Sachs and Co.

LIBOR: London InterBank Offered Rate.

For information on the Fund's policy and additional disclosures regarding interest rate swap contracts, please refer to the Derivatives section of Note A in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Municipal Bonds and Notes (g)	$ —	$ 4,428,741,246	$ —	$ 4,428,741,246
Derivatives (h)	—	1,852,014	—	1,852,014
Total	$ —	$ 4,430,593,260	$ —	$ 4,430,593,260
Liabilities
Derivatives (h)	$ —	$ (4,061,107)	$ —	$ (4,061,107)

(g) See Investment Portfolio for additional detailed categorizations.

(h) Derivatives include unrealized appreciation (depreciation) on open interest rate swap contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

Municipal Bonds and Notes
Balance as of May 31, 2009	$ 17,508,353
Realized gains (loss)	—
Change in unrealized appreciation (depreciation)	333,975
Amortization premium/discount	—
Net purchases (sales)	—
Net transfers in (out) of Level 3	(17,842,328)
Balance as of May 31, 2010	$ —
Net change in unrealized appreciation (depreciation) from investments still held as of May 31, 2010	$ —

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of May 31, 2010
Assets
Investments in securities, at value (cost $4,108,111,402)	$ 4,428,741,246
Cash	1,077,484
Receivable for investments sold	1,355,000
Receivable for Fund shares sold	8,143,903
Interest receivable	61,894,890
Unrealized appreciation on open interest rate swap contracts	1,852,014
Other assets	120,431
Total assets	4,503,184,968
Liabilities
Payable for investments purchased	5,094,083
Payable for Fund shares redeemed	1,533,654
Payable for floating rate notes issued	360,393,315
Unrealized depreciation on open interest rate swap contracts	4,061,107
Distributions payable	3,590,707
Accrued management fee	1,107,077
Other accrued expenses and payables	2,119,787
Total liabilities	377,899,730
Net assets, at value	$ 4,125,285,238
Net Assets Consist of:
Undistributed net investment income	884,686
Net unrealized appreciation (depreciation) on: Investments	320,629,844
Interest rate swap contracts	(2,209,093)
Accumulated net realized gain (loss)	(4,941,178)
Paid-in capital	3,810,920,979
Net assets, at value	$ 4,125,285,238

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2010 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($1,881,046,489 ÷ 207,131,318 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.08
Maximum offering price per share (100 ÷ 97.25 of $9.08)	$ 9.34

Class B

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($5,520,625 ÷ 607,794 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 9.08

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($121,328,874 ÷ 13,360,563 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 9.08
Class S Net Asset Value, offering and redemption price per share ($2,081,277,814 ÷ 228,871,696 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.09
Institutional Class Net Asset Value, offering and redemption price per share ($36,111,436 ÷ 3,975,793 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.08

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended May 31, 2010
Investment Income
Income: Interest	$ 215,733,066
Expenses: Management fee	12,486,088
Administration fee	3,805,107
Services to shareholders	2,885,494
Distribution and service fees	5,010,743
Reports to shareholders	186,984
Professional fees	186,477
Trustees' fees and expenses	97,975
Registration fees	160,904
Custodian fee	104,021
Interest expense and fees on floating rate notes issued	2,737,767
Other	227,308
Total expenses	27,888,868
Net investment income	187,844,198
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	11,548,718
Interest rate swap contracts	(13,767,832)
(2,219,114)
Change in net unrealized appreciation (depreciation) on: Investments	182,053,281
Interest rate swap contracts	(10,774,930)
171,278,351
Net gain (loss)	169,059,237
Net increase (decrease) in net assets resulting from operations	$ 356,903,435

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows

for the year ended May 31, 2010
Increase (Decrease) in Cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$ 356,903,435
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities: Purchases of long-term investments	(1,865,672,768)
Net amortization of premium (discount)	(23,618,857)
Proceeds from sales and maturities of long-term investments	1,513,455,294
(Increase) decrease in interest receivable	(5,303,467)
(Increase) decrease in other assets	(16,913)
(Increase) decrease in receivable for investments sold	3,295,684
Increase (decrease) in payable for investments purchased	(40,502,646)
Increase (decrease) in accrued expenses and payables	517,062
Change in net unrealized (appreciation) depreciation on investments	(182,053,281)
Change in net unrealized (appreciation) depreciation on interest rate swap contracts	10,774,930
Net realized (gain) loss from investments	(11,548,718)
Cash provided (used) by operating activities	$ (243,770,245)
Cash Flows from Financing Activities
Net increase (decrease) in cash overdraft	(1,701,260)
Proceeds from shares sold	749,093,381
Cost of shares redeemed	(437,002,641)
Distributions paid (net of reinvestment of distributions)	(65,541,751)
Cash provided (used) by financing activities	244,847,729
Increase (decrease) in cash	1,077,484
Cash at beginning of period	—
Cash at end of period	$ 1,077,484
Supplemental Disclosure of Non-Cash Financing Activities
Reinvestment of distributions	$ 121,582,796
Interest expense on floating rate notes issued	(2,737,767)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended May 31,
Increase (Decrease) in Net Assets	2010	2009
Operations: Net investment income	$ 187,844,198	$ 173,268,429
Net realized gain (loss)	(2,219,114)	4,705,304
Change in net unrealized appreciation (depreciation)	171,278,351	(71,761,979)
Net increase (decrease) in net assets resulting from operations	356,903,435	106,211,754
Distributions to shareholders from: Net investment income: Class A	(83,415,703)	(77,611,473)
Class B	(223,768)	(352,094)
Class C	(3,447,295)	(1,678,734)
Class S	(96,327,989)	(89,581,894)
Institutional Class	(1,001,546)	(259,047)
Net realized gains: Class A	(1,649,089)	(6,335,777)
Class B	(4,969)	(32,556)
Class C	(81,973)	(152,497)
Class S	(1,840,110)	(7,260,022)
Institutional Class	(18,676)	(17,799)
Total distributions	(188,011,118)	(183,281,893)
Fund share transactions: Proceeds from shares sold	754,656,995	507,174,323
Reinvestment of distributions	121,582,796	115,884,499
Cost of shares redeemed	(436,512,858)	(695,902,284)
Redemption fees	—	10,238
Net increase (decrease) in net assets from Fund share transactions	439,726,933	(72,833,224)
Increase (decrease) in net assets	608,619,250	(149,903,363)
Net assets at beginning of period	3,516,665,988	3,666,569,351
Net assets at end of period (including undistributed net investment income of $884,686 and $1,577,100, respectively)	$ 4,125,285,238	$ 3,516,665,988

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended May 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 8.68	$ 8.85	$ 8.99	$ 9.04	$ 9.20
Income from investment operations: Net investment income	.43	.41	.40	.39	.40
Net realized and unrealized gain (loss)	.41	(.14)	(.13)	.00*	(.16)
Total from investment operations	.84	.27	.27	.39	.24
Less distributions from: Net investment income	(.43)	(.41)	(.40)	(.39)	(.40)
Net realized gains	(.01)	(.03)	(.01)	(.05)	(.00)*
Total distributions	(.44)	(.44)	(.41)	(.44)	(.40)
Redemption fees	—	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 9.08	$ 8.68	$ 8.85	$ 8.99	$ 9.04
Total Return (%)[a]	9.80	3.38[b]	3.08[b]	4.36[b]	2.65[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,881	1,627	1,745	1,843	1,949
Ratio of expenses before expense reductions (including interest expense) (%)[c]	.81	1.11	1.16	1.04	1.11
Ratio of expenses after expense reductions (including interest expense) (%)[c]	.81	1.10	1.14	1.02	1.09
Ratio of expenses after expense reductions (excluding interest expense) (%)	.74	.74	.73	.73	.74
Ratio of net investment income (%)	4.86	4.95	4.52	4.29	4.38
Portfolio turnover rate (%)	37	77	55	19	28

[a] Total return does not reflect the effect of any sales charges.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

* Amount is less than $.005.

Class B Years Ended May 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 8.68	$ 8.86	$ 8.99	$ 9.04	$ 9.20
Income from investment operations: Net investment income	.35	.34	.34	.32	.33
Net realized and unrealized gain (loss)	.41	(.15)	(.13)	.00*	(.16)
Total from investment operations	.76	.19	.21	.32	.17
Less distributions from: Net investment income	(.35)	(.34)	(.33)	(.32)	(.33)
Net realized gains	(.01)	(.03)	(.01)	(.05)	(.00)*
Total distributions	(.36)	(.37)	(.34)	(.37)	(.33)
Redemption fees	—	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 9.08	$ 8.68	$ 8.86	$ 8.99	$ 9.04
Total Return (%)[a]	8.90	2.45[b]	2.42[b]	3.59[b]	1.88[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	7	12	19	26
Ratio of expenses before expense reductions (including interest expense) (%)[c]	1.64	1.92	1.98	1.84	1.88
Ratio of expenses after expense reductions (including interest expense) (%)[c]	1.64	1.89	1.89	1.77	1.84
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.57	1.53	1.48	1.48	1.49
Ratio of net investment income (%)	4.03	4.16	3.77	3.54	3.63
Portfolio turnover rate (%)	37	77	55	19	28

[a] Total return does not reflect the effect of any sales charges.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

* Amount is less than $.005.

Class C Years Ended May 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 8.68	$ 8.85	$ 8.99	$ 9.04	$ 9.20
Income from investment operations: Net investment income	.36	.34	.34	.32	.33
Net realized and unrealized gain (loss)	.41	(.14)	(.13)	.00*	(.16)
Total from investment operations	.77	.20	.21	.32	.17
Less distributions from: Net investment income	(.36)	(.34)	(.34)	(.32)	(.33)
Net realized gains	(.01)	(.03)	(.01)	(.05)	(.00)*
Total distributions	(.37)	(.37)	(.35)	(.37)	(.33)
Redemption fees	—	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 9.08	$ 8.68	$ 8.85	$ 8.99	$ 9.04
Total Return (%)[a]	8.98	2.61[b]	2.32[b]	3.59[b]	1.86[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	121	59	32	22	22
Ratio of expenses before expense reductions (including interest expense) (%)[c]	1.60	1.88	1.92	1.81	1.88
Ratio of expenses after expense reductions (including interest expense) (%)[c]	1.60	1.87	1.90	1.78	1.85
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.53	1.52	1.49	1.49	1.50
Ratio of net investment income (%)	4.07	4.18	3.76	3.53	3.62
Portfolio turnover rate (%)	37	77	55	19	28

[a] Total return does not reflect the effect of any sales charges.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

* Amount is less than $.005.

Class S Years Ended May 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 8.69	$ 8.87	$ 9.00	$ 9.05	$ 9.21
Income from investment operations: Net investment income	.44	.43	.42	.41	.42
Net realized and unrealized gain (loss)	.41	(.15)	(.12)	.00*	(.16)
Total from investment operations	.85	.28	.30	.41	.26
Less distributions from: Net investment income	(.44)	(.43)	(.42)	(.41)	(.42)
Net realized gains	(.01)	(.03)	(.01)	(.05)	(.00)*
Total distributions	(.45)	(.46)	(.43)	(.46)	(.42)
Redemption fees	—	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 9.09	$ 8.69	$ 8.87	$ 9.00	$ 9.05
Total Return (%)	10.00	3.48[a]	3.42[a]	4.59[a]	2.88
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,081	1,818	1,873	1,961	771
Ratio of expenses before expense reductions (including interest expense) (%)[b]	.62	.90	.95	.82	.86
Ratio of expenses after expense reductions (including interest expense) (%)[b]	.62	.89	.93	.79	.86
Ratio of expenses after expense reductions (excluding interest expense) (%)	.55	.54	.52	.50	.51
Ratio of net investment income (%)	5.05	5.16	4.74	4.52	4.61
Portfolio turnover rate (%)	37	77	55	19	28

[a] Total return would have been lower had certain expenses not been reduced.

[b] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

* Amount is less than $.005.

Institutional Class Years Ended May 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 8.68	$ 8.85	$ 8.99	$ 9.04	$ 9.21
Income from investment operations: Net investment income	.45	.43	.43	.41	.42
Net realized and unrealized gain (loss)	.41	(.14)	(.13)	.00*	(.17)
Total from investment operations	.86	.29	.30	.41	.25
Less distributions from: Net investment income	(.45)	(.43)	(.43)	(.41)	(.42)
Net realized gains	(.01)	(.03)	(.01)	(.05)	(.00)*
Total distributions	(.46)	(.46)	(.44)	(.46)	(.42)
Redemption fees	—	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 9.08	$ 8.68	$ 8.85	$ 8.99	$ 9.04
Total Return (%)	10.09	3.61[a]	3.35	4.62	2.82
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	36	6	5	4	4
Ratio of expenses before expense reductions (including interest expense) (%)[b]	.57	.90	.90	.78	.88
Ratio of expenses after expense reductions (including interest expense) (%)[b]	.57	.89	.90	.78	.88
Ratio of expenses after expense reductions (excluding interest expense) (%)	.50	.54	.49	.49	.53
Ratio of net investment income (%)	5.09	5.16	4.77	4.53	4.59
Portfolio turnover rate (%)	37	77	55	19	28

[a] Total returns would have been lower had certain expenses not been reduced.

[b] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Managed Municipal Bond Fund (the "Fund") is a diversified series of DWS Municipal Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and services fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's or issuer's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Inverse Floaters. Inverse floating rate notes are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of instrument involve special risks as compared to investments in a fixed rate municipal security. The debt instrument in which the Fund may invest is a tender option bond trust (the "trust") which can be established by the Fund, a financial institution, or broker, consisting of underlying municipal obligations with intermediate to long maturities and a fixed interest rate ("underlying bond"). Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. The Fund may enter into shortfall and forbearance agreements by which a Fund agrees to reimburse the trust, in certain circumstances, for the difference between the liquidation value of the fixed rate municipal security held by the trust and the liquidation value of the floating rate notes. Certain inverse floating rate securities held by the Fund have been created with bonds purchased by the Fund and subsequently transferred to the trust. These transactions are considered a form of financing for accounting purposes. As a result, the Fund includes the underlying bond in its investment portfolio and a corresponding liability in the statement of assets and liabilities equal to the floating rate note issued. When a trust is terminated and/or collapsed by either party, the related fixed rate securities held by the trust are delivered back to the Fund where they are either held or sold, and the related liability of the floating rate note issued is adjusted. The Fund does not consider the Fund's investment in inverse floaters borrowing within the meaning of the 1940 Act. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Moreover, since these securities are in a trust form, a sale may take longer to settle than the standard two days after the trade date.

The weighted average outstanding daily balance of the floating rate notes issued during the year ended May 31, 2010 was approximately $360,393,000, with a weighted average interest rate of 0.76%.

When Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Derivatives. Authoritative accounting guidance requires that disclosures about the Fund's derivative and hedging activities and derivatives accounted for as hedging instruments must be disclosed separately from derivatives that do not qualify for hedge accounting. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the Fund's derivatives are not accounted for as hedging instruments. As such, even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund's derivatives are not considered to be hedging instruments. The disclosure below is presented in accordance with authoritative accounting guidance.

Interest Rate Swap Contracts. The value of the Fund's underlying bond investments are subject to interest rate risk. As interest rates increase, the value of the Fund's fixed rate bonds may fall. The longer the duration of the fund's securities, the more sensitive the Fund will be to interest rate changes. To help mitigate this interest rate risk, the Fund invests in interest rate swap contracts to reduce the duration of the investment portfolio. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. The Fund generally intends, but is not obligated, to terminate its interest rate swaps before the effective date. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by a Board approved pricing vendor and the change in value is recorded as unrealized appreciation or depreciation.

A summary of the open interest rate swaps as of May 31, 2010 is included at the end of the Fund's Investment Portfolio. For the year ended May 31, 2010, the Fund invested in interest rate swap contracts with a total notional value generally indicative of a range from approximately $215,250,000 to $695,700,000.

The following tables summarize the value of the Fund's derivative instruments held as of May 31, 2010 and the related location in the accompanying Statements of Assets and Liabilities presented by the primary underlying risk exposure:

Asset Derivatives	Swap Contracts
Interest Rate Contracts (a)	$ 1,852,014

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized appreciation on open interest rate swap contracts

Liability Derivatives	Swap Contracts
Interest Rate Contracts (a)	$ 4,061,107

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized depreciation on open interest rate swap contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the period ended May 31, 2010 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Swap Contracts
Interest Rate Contracts (a)	$ (13,767,832)

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from interest rate swap contracts

Change in Net Unrealized Appreciation (Depreciation)	Swap Contracts
Interest Rate Contracts (a)	$ (10,774,930)

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on interest rate swap contracts

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.

From November 1, 2009 through May 31, 2010, the Fund incurred approximately $2,729,00 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending May 31, 2011.

The Fund has reviewed the tax positions for the open tax years as of May 31, 2010 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2010, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed tax-exempt income	$ 4,233,034
Undistributed ordinary income	$ 481,765
Undistributed net long-term capital gains	$ 88,036
Net unrealized appreciation (depreciation) on investments	$ 328,902,603

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Years Ended May 31,
	2010	2009
Distributions from tax-exempt income	$ 184,416,301	$ 169,483,241
Distributions from ordinary income	$ 646,032	$ 1,105,530
Distributions from long-term capital gains	$ 2,948,785	$ 12,693,122

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position at the Fund's custodian bank at May 31, 2010.

B. Purchases and Sales of Securities

During the year ended May 31, 2010, purchases and sales of investment securities (excluding short-term investments) aggregated $1,865,672,768 and $1,513,455,294, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.365%
Next $750 million of such net assets	.345%
Next $1.5 billion of such net assets	.325%
Next $2.5 billion of such net assets	.315%
Next $2.5 billion of such net assets	.295%
Next $2.5 billion of such net assets	.275%
Next $2.5 billion of such net assets	.255%
Over $12.5 billion of such net assets	.235%

For the year ended May 31, 2010, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.33% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor a fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended May 31, 2010, the Administration Fee was $3,805,107, of which $347,536 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended May 31, 2010, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at May 31, 2010
Class A	$ 520,977	$ 125,699
Class B	4,867	1,029
Class C	31,490	8,721
Class S	776,911	197,842
Institutional Class	3,690	1,122
	$ 1,337,935	$ 334,413

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended May 31, 2010, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2010
Class B	$ 42,595	$ 3,528
Class C	649,091	75,290
	$ 691,686	$ 78,818

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2010, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2010	Annual Effective Rate
Class A	$ 4,090,707	$ 671,181.23%
Class B	13,710	1,490.24%
Class C	214,640	46,087.25%
	$ 4,319,057	$ 718,758

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid to DIDI in connection with the distribution of Class A shares for the year ended May 31, 2010 aggregated $8,789.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended May 31, 2010, the CDSC for Class B and C shares aggregated $9,621 and $22,513, respectively. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended May 31, 2010, DIDI received $17,343 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended May 31, 2010, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $25,432, of which $9,256 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus, if LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended May 31, 2010		Year Ended May 31, 2009
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	33,405,396	$ 298,981,161	15,383,679	$ 129,209,109
Class B	231,311	2,061,361	223,054	1,867,698
Class C	7,881,561	70,544,096	3,936,215	32,891,663
Class S	37,867,435	339,696,824	40,699,375	340,094,963
Institutional Class	4,834,930	43,373,553	373,738	3,110,890
		$ 754,656,995		$ 507,174,323
Shares issued to shareholders in reinvestment of distributions
Class A	6,607,912	$ 58,986,265	6,664,817	$ 55,924,500
Class B	16,944	151,185	25,348	212,918
Class C	283,094	2,532,253	157,652	1,321,969
Class S	6,625,556	59,196,788	6,924,250	58,203,401
Institutional Class	79,803	716,305	26,384	221,711
		$ 121,582,796		$ 115,884,499
Shares redeemed
Class A	(20,417,758)	$ (182,221,345)	(31,540,604)	$ (264,644,069)
Class B	(412,015)	(3,646,561)	(847,850)	(7,169,962)
Class C	(1,551,881)	(13,857,274)	(934,840)	(7,727,556)
Class S	(24,889,830)	(222,230,758)	(49,586,964)	(413,970,060)
Institutional Class	(1,621,899)	(14,556,920)	(285,962)	(2,390,637)
		$ (436,512,858)		$ (695,902,284)
Redemption fees		$ —		$ 10,238
Net increase (decrease)
Class A	19,595,550	$ 175,746,081	(9,492,108)	$ (79,506,653)
Class B	(163,760)	(1,434,015)	(599,448)	(5,089,346)
Class C	6,612,774	59,219,075	3,159,027	26,486,098
Class S	19,603,161	176,662,854	(1,963,339)	(15,665,287)
Institutional Class	3,292,834	29,532,938	114,160	941,964
		$ 439,726,933		$ (72,833,224)

F. Review for Subsequent Events

Management has evaluated the events and transactions subsequent to year end through the date the financial statements were available to be issued, and has determined that there were no material events that would require disclosure in the Fund's financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Municipal Trust and the Shareholders of DWS Managed Municipal Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Managed Municipal Bond Fund (the "Fund") at May 31, 2010, and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts July 29, 2010	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $0.0063 per share from net long-term capital gains during its year ended May 31, 2010, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $570,000 as capital gains dividends for its year ended May 31, 2010, of which 100% represents 15% rate gains.

Of the dividends paid from net investment income for the taxable year ended May 31, 2010, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 9, 2009, As Revised November 20, 2009

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2009, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007 and 2008.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and serve in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 124 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of May 31, 2010. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, education committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	126
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	126
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Lead Director, Becton Dickinson and Company[3] (medical technology company); Lead Director, Belo Corporation[3] (media company); Public Radio International; Public Radio Exchange (PRX); The PBS Foundation. Former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	126
Dawn-Marie Driscoll (1946) Board Member since 1987

President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)

		126
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Box Top Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	126
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	126
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	126
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	126
Rebecca W. Rimel (1951) Board Member since 1995

President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.[2] (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[2] (January 2007-June 2007)

		126
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989-September 2003)	126
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	126
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	129
Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[6] (1965) President, 2006-present

Managing Director[3], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

Ingo Gefeke[7] (1967) Executive Vice President since 2010

Managing Director[3], Deutsche Asset Management; Global Head of Distribution and Product Management, DWS Global Head of Trading and Securities Lending. Member of the Board of Directors of DWS Investment GmbH Frankfurt (since July 2009) and DWS Holding & Service GmbH Frankfurt (since January 2010); formerly, Global Chief Administrative Officer, Deutsche Asset Management (2004-2009); Global Chief Operating Officer, Global Transaction Banking, Deutsche Bank AG, New York (2001-2004); Chief Operating Officer, Global Banking Division Americas, Deutsche Bank AG, New York (1999-2001); Central Management, Global Banking Services, Deutsche Bank AG, Frankfurt (1998-1999); Relationship Management, Deutsche Bank AG, Tokyo, Japan (1997-1998)

John Millette[8] (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[8] (1962) Chief Legal Officer, April 2010-present	Managing Director[3], Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin[9] (1970) Assistant Secretary, 2009-present

Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Director and Associate General Counsel, UBS Global Asset Management (US) Inc. (2001-2004)

Paul Antosca[8] (1957) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[8] (1967) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[8] (1966) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management
John Caruso[10] (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director[3], Deutsche Asset Management
Robert Kloby[9] (1962) Chief Compliance Officer, 2006-present	Managing Director[3], Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 345 Park Avenue, New York, New York 10154.

7 The mailing address of Mr. Gefeke is 345 Park Avenue, New York, New York 10154. In addition, Mr. Gefeke is an interested Board Member of certain DWS funds by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Gefeke receives no compensation from the fund.

8 Address: One Beacon Street, Boston, MA 02108.

9 Address: 280 Park Avenue, New York, New York 10017.

10 Address: 60 Wall Street, New York, New York 10005.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SMLAX	SMLBX	SMLCX	SCMBX	SMLIX
CUSIP Number	23337W-709	23337W-808	23337W-881	23337W-865	23337W-857
Fund Number	466	666	766	2066	544

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, May 31, 2010, DWS Managed Municipal Bond Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS MANAGED MUNICIPAL BOND FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended May 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2010	$94,996	$0	$0	$0
2009	$94,925	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year May 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2010	$9,500	$0	$0
2009	$0	$19,000	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures and the above “Tax Fees” were billed in connection with tax compliance.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended May 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2010	$0	$0	$100,000	$100,000
2009	$0	$19,000	$0	$19,000

All other engagement fees were billed for services in connection with an internal control review of a subadvisor.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

PwC advised the Fund's Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC's auditor independence rules. In the first instance, an employee of PwC had power of attorney over an account which included DWS funds. The employee did not perform any audit services for the DWS Funds, but did work on a non audit project for Deutsche Bank AG. In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies/trusts since 2001. Some of these companies held shares of Aberdeen, a sub advisor to certain DWS Funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG. The trustee relationship has ceased. PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that PwC believes its independence had not been impacted as it related to the audits of the Fund. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the funds' independent auditor.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Managed Municipal Bond Fund, a series of DWS Municipal Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	July 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Managed Municipal Bond Fund, a series of DWS Municipal Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	July 30, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	July 30, 2010